                                    VARIFLEX
                           VARIABLE ANNUITY CONTRACTS

                                    SOLD BY--
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                   700 SW HARRISON, TOPEKA, KANSAS 66636-0001

                                 (785) 431-3000

   This Prospectus describes the Variflex Variable Annuity Contracts (the "Variflex Contracts" or "Contracts") offered by Security Benefit Life Insurance Company ("SBL"). The Contracts may be issued for use with retirement plans qualified for favorable tax treatment under the Internal Revenue Code, such as pension and profit sharing plans, annuity purchase plans of public school systems and certain tax-exempt organizations, individual retirement plans and individual retirement annuities, and certain deferred compensation plans of state and local governments and with plans and trusts which are not so qualified. This Prospectus offers Contracts which may be purchased with single or multiple purchase payments, with annuity payments commencing immediately or at some later date. The Contracts are offered on both an individual and group basis.

   Variflex Contracts offer Contractowners and Participants the opportunity to arrange for a Variable Annuity, with lifetime or other annuity payments based on the investment performance of one or more Series of Variflex. Variflex, a separate account of SBL, is registered as a unit investment trust and issues eleven separate series--Growth Series, Growth-Income Series (formerly the "Income-Growth Series"), Money Market Series, Worldwide Equity Series, High Grade Income Series, Social Awareness Series, Emerging Growth Series, Global Aggressive Bond Series, Specialized Asset Allocation Series, Managed Asset Allocation Series, and Equity Income Series. Each Series reflects the investment results of a corresponding series of SBL Fund (the "Fund"), a registered open-end management investment company.

   Contractowners and Participants may additionally elect to accumulate values and receive all or a portion of the benefits in the form of Guaranteed Annuity payments funded by the General Account assets of SBL.

   Depending on the state where the Contract is sold, it may contain a provision which allows the Contract to be canceled within 10 or more days after receipt of the Contract.

   This Prospectus sets forth the information that a prospective investor should know before investing. A Statement of Additional Information about the Variflex Contract and Variflex is free and may be obtained by writing SBL at the address above or by calling (785) 431-3112 or (800) 888-2461, extension 3112. The
Statement of Additional Information, which has the same date as this Prospectus, has been filed with the Securities and Exchange Commission. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated herein by reference. The Table of Contents of the Statement of Additional Information is set forth at the end of this Prospectus.

   The   Securities   and   Exchange    Commission    maintains   a   web   site
(http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
ATTACHED TO THIS PROSPECTUS IS A CURRENT PROSPECTUS OF SBL FUND. BOTH PROSPECTUSES SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE CONTRACT AND CERTAIN VARIFLEX SERIES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESPERSON, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

THE CONTRACT INVOLVES RISK, INCLUDING LOSS OF PRINCIPAL, AND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK. THE CONTRACT IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

PROSPECTUS DATED:  MAY 1, 1998                       RETAIN FOR FUTURE REFERENCE
--------------------------------------------------------------------------------

                                VARIFLEX CONTENTS

                                                                            Page

Glossary of Terms.........................................................    4
Summary of the Contract...................................................    5
Summary of Expenses.......................................................    6
Condensed Financial Information...........................................    8
  Financial Statements....................................................   12
Security Benefit Life Insurance Company and Variflex......................   12
  Security Benefit Life Insurance Company.................................   12
  Year 2000 Compliance....................................................   12
  Variflex................................................................   12
SBL Fund..................................................................   13
  Voting Rights...........................................................   14
  Substituted Securities..................................................   14
Variflex Contracts........................................................   14
  Purpose of the Contracts................................................   14
  Types of Variflex Contracts.............................................   14
  Contract Application and Purchase Payments..............................   15
  Allocation of Purchase Payments.........................................   15
  Crediting of Accumulation Units.........................................   15
  Dollar Cost Averaging Option............................................   16
  Asset Reallocation Option...............................................   16
  Transfer of Contract Value..............................................   17
  Contract Value..........................................................   17
  Determination of Contract Value.........................................   17
  Contractowner Inquiries.................................................   17
Charges and Deductions....................................................   18
  Contingent Deferred Sales Charge........................................   18
  Hospital/Nursing Home Waiver............................................   19
  Other Charges...........................................................   19
  (a) Administrative Fees.................................................   19
  (b) State Premium Taxes.................................................   19
  (c) Actuarial Risk Fee..................................................   19
  (d) Charges for Taxes...................................................   20
  Sequential Deduction of Fees............................................   20
  Variations in Charges...................................................   20
Distributions Under the Contract..........................................   20
  Accumulation Period.....................................................   20
  Full and Partial Withdrawals............................................   20
  Systematic Withdrawals..................................................   21
  Free-Look Right.........................................................   21
  Death Benefit During Accumulation Period................................   21
  Loans Available from Certain Qualified Contracts........................   22
  Constraints on Distributions from Certain Section 403(b) Annuity
    Contracts.............................................................   23
  Annuity Period..........................................................   24
  Annuity Provisions......................................................   24
  Election of Annuity Commencement Date and Form of Annuity...............   24
  Allocation of Benefits..................................................   24
  Optional Annuity Forms..................................................   25
  Value of Variable Annuity Payments:
    Assumed Investment Rates .............................................   25
  Restrictions Under the Texas Optional Retirement Program................   26

                                                                            Page

Federal Tax Matters.......................................................   26
  Introduction............................................................   26
  Tax Status of SBL and the Separate Account..............................   26
    General...............................................................   26
    Charge for SBL Taxes..................................................   26
    Diversification Standards.............................................   26
  Income Taxation of Annuities in General -- Non-Qualified Plans..........   27
    Surrenders or Withdrawals Prior to the Annuity Start Date.............   27
    Surrenders or Withdrawals On or After Annuity Start Date..............   27
    Penalty Tax on Certain Surrenders and Withdrawals.....................   28
  Additional Considerations...............................................   28
    Distribution-at-Death Rules...........................................   28
    Gift of Annuity Contracts.............................................   28
    Contracts Owned by Non-Natural Persons................................   28
    Multiple Contract Rule................................................   28
    Possible Tax Changes..................................................   29
    Transfers, Assignments or Exchanges of a Contract.....................   29
  Qualified Plans.........................................................   29
    Section 401...........................................................   29
    Section 403(b)........................................................   30
    Section 408 and Section 408A..........................................   31
    Section 457...........................................................   32
    Rollovers.............................................................   32
    Tax Penalties.........................................................   32
    Withholding...........................................................   33
Distributor of the Contracts..............................................   33
  Performance Information.................................................   33
The General Account.......................................................   34
Statement of Additional Information.......................................   35
Appendix A - IRA Disclosure Statement
Appendix B - Roth IRA Disclosure Statement
Appendix C - Security Benefit Life Insurance Company Fixed and Variable
  Annuity SIMPLE IRA Disclosure Statement


THE CONTRACT AND CERTAIN VARIFLEX SERIES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH
OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE FUND'S PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION OF THE FUND OR ANY SUPPLEMENT THERETO.

                                GLOSSARY OF TERMS

      THE FOLLOWING DEFINITIONS MAY BE USEFUL IN READING THIS PROSPECTUS.
               CERTAIN ADDITIONAL TERMS ARE DEFINED IN THE TEXT.


   ACCUMULATION PERIOD--The period from the date Accumulation Units are first purchased under the Contract to the Annuity Commencement Date, or, if earlier, when the Contract is terminated, either through a full withdrawal, payment of charges or payment of the death benefit.

   ACCUMULATION UNIT--Unit of measure used to calculate the value of a Contractowner's or Participant's interest in Variflex during the Accumulation Period. The value of an Accumulation Unit fluctuates with the value of shares of the corresponding series of the underlying Fund.

   ANNUITANT--The person designated to receive, or actually receiving, annuity payments under a Variflex Contract.

   ANNUITY COMMENCEMENT DATE--The date when annuity payments are to begin.

   CONTRACTOWNER--The person or entity entitled to exercise all legal rights of ownership in a Variflex Contract and in whose name the Contract is issued.

   CONTRACT DATE--The date shown as the Contract Date in a Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that the initial Purchase Payment is credited to the Contract.

   CONTRACT DEBT--The unpaid loan balance including accrued loan interest.

   CONTRACT VALUE--The total value of the amounts in a Contract allocated to the Series of Variflex and the General Account, as well as any amount set aside in the General Account to secure loans as of any Valuation Date.

   CONTRACT YEAR--Each twelve-month period measured from the Contract Date.

   GUARANTEED ANNUITY--An annuity under which the amount of each annuity payment does not vary with the investment experience of the Variflex Separate Account and which is guaranteed by SBL.

   GROUP ALLOCATED CONTRACT--A master agreement between the Contractowner and SBL under which a Participant's individual account is established for each person for whom payments are being made under the Plan.

     GROUP UNALLOCATED CONTRACT--A Contract between the Contractowner and SBL under which individual accounts are not established for each Participant, but instead, all Accumulation Units are credited to one accumulation account; when a Plan Participant becomes entitled to receive payments under the Plan, the appropriate number of units may be withdrawn to purchase an Annuity.

   HOSPITAL--An institution that is licensed as such by the Joint Commission of Accreditation of Hospitals, or any lawfully operated institution that provides in-patient treatment of sick and injured persons through medical, diagnostic and surgical facilities directed by physicians and 24 hour nursing services.

   NON-QUALIFIED CONTRACT--A Variflex Contract issued in connection with a retirement plan that does not receive favorable tax treatment under Section 401, 403, 408 or 457 of the Internal Revenue Code.

   PARTICIPANT--Any person who is covered under the terms of a group Variflex Contract, and for whom an Annuity is being funded, particularly a person for whom annuity payments have not commenced.

   PARTICIPANT'S INDIVIDUAL ACCOUNT--The Participant's allocated share of the value of a Group Allocated Variflex Contract.

   PLAN--The document or agreement defining the retirement benefits and those who are eligible to receive them. The Plan is not part of the Variflex Contract and Security Benefit Life Insurance Company is not a party to the Plan.

   PURCHASE PAYMENT--A payment made into a Variflex Contract.

   QUALIFIED   CONTRACT--A   Variflex  Contract  issued  in  connection  with  a
retirement plan that receives favorable tax treatment under Section 401, 403, 408 or 457 of the Internal Revenue Code.

   QUALIFIED SKILLED NURSING FACILITY--A facility licensed by the state to provide on a daily basis convalescent or chronic care for in-patients who, by reason of infirmity or illness, are not able to care for themselves.

   VALUATION DATE--Each date on which Variflex is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

   VALUATION PERIOD--A period used in measuring the investment experience of each Series of Variflex. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

   VARIABLE ANNUITY--An Annuity providing payments which vary in dollar amount depending on the investment results of Variflex and the Fund.

   VARIFLEX CONTRACTS-401(K) AND 408(K)--A version of the Variflex Contract offered prior to May 1, 1990, to plans that qualify under Section 401(k) and 408(k)(6) of the Internal Revenue Code. The differences between this contract and the currently offered versions of the Variflex Contract qualifying under
Section 401(k) and 408(k)(6) of the Code are noted where appropriate.

   VARIFLEX INCOME VARIABLE ANNUITY ("VIVA") CONTRACT--A version of the Variflex Contract offered prior to May 1, 1995 that is funded by a single payment, with additional purchase payments allowed during the first Contract Year, pursuant to which annuity payments would commence at some agreed time in the future. The differences between this contract and the currently offered versions of the Variflex Contract are noted where appropriate.

   VARIFLEX CONTRACT--A contract issued pursuant to this Prospectus which sets forth the obligations and contractual promises which SBL makes to the Contractowner to provide a Guaranteed or Variable Annuity or combination Guaranteed and Variable Annuity in return for Purchase Payments made for allocation in any combination at the discretion of the Contractowner for investment in one or more Series of Variflex or the General Account during the Accumulation Period. Depending on the allocations made by the Contractowner, benefits will be guaranteed (to the extent based on SBL's General Account) or will reflect the investment results of selected Series of SBL Fund. A group Variflex Contract is a master agreement between the Contractowner and the insurance company covering the Participants in a Plan.

                             SUMMARY OF THE CONTRACT

PURPOSE OF THE CONTRACTS

   The objective of a Variable Annuity is to provide benefits which will tend, to a greater degree than a Guaranteed Annuity, to reflect the changes in the cost of living. The Contracts offer Contractowners and Participants the opportunity to arrange for a Variable Annuity with lifetime or other annuity payments based on the investment performance of the investments chosen by the Contractowner or Participant.

   There is no assurance that a Contract's objective will be obtained or that its value will increase. Because a Variable Annuity value is based on investment performance and is not guaranteed, a Variflex Contract entails more risk than traditional guaranteed insurance. There is, however, a General Account option whereby Contractowners or Participants can elect to accumulate values, and receive all or a portion of their benefits in the form of guaranteed payments.

INVESTMENT ALTERNATIVES

   You may choose to invest the payments made under the Contracts in one or more of the eleven separate Variflex Series: Growth Series, Growth-Income Series (formerly the "Income-Growth Series"), Money Market Series, Worldwide Equity Series, High Grade Income Series, Social Awareness Series, Emerging Growth
Series, Global Aggressive Bond Series, Specialized Asset Allocation Series, Managed Asset Allocation Series, and Equity Income Series. Each of the Series invests exclusively in the shares of a corresponding series of the SBL Fund. Each Series has a different investment objective. (See "SBL Fund," page 13).

PURCHASING A CONTRACT

   Individuals wishing to purchase a Contract must complete an application and provide an initial Purchase Payment which will be sent to the SBL home office. The minimum and maximum amount of Purchase Payments vary depending upon the type of Contract purchased. (See "Contract Application and Purchase Payments," page 15 and "Limits on Purchase Payments Paid Under Tax-Qualified Retirement Plans" in the Statement of Additional Information.)

ALLOCATION AND TRANSFER AMONG INVESTMENT ALTERNATIVES

   Payments will be allocated to each Variflex Series pursuant to instructions in the application. Changes in the allocation of future Purchase Payments may be made by writing to the SBL home office. However, no allocation will be allowed that would result in less than $25 being allocated to any one Variflex Series.

   Prior to the Annuity Commencement Date, transfers may be made among the Variflex Series. At present, there is no charge for such transfers. Transfers among the Variflex Series, changes in allocation of future Purchase Payments and changes to an existing Dollar Cost Averaging or Asset Reallocation Option may be made by telephone instruction, provided that either the Telephone Transfer section of the application has been completed or a Telephone Transfer Authorization form is on file with SBL. (See "Transfer of Contract Value" on page 17.)

THE DEATH BENEFIT

   For individual and Group Allocated Contracts, the Contract provides for a death benefit upon the death of the Annuitant during the Accumulation Period. The death benefit will vary depending on your Contract's investment results and the age of the Annuitant on the Contract Date. SBL will pay the death benefit proceeds to the beneficiary upon receipt of due proof of the Annuitant's death and instructions regarding payment. For Non-Qualified Contracts, the death benefit will be paid upon the death of the Annuitant OR CONTRACTOWNER to meet the distribution requirements of Section 72(s) of the Internal Revenue Code. Under a Group Unallocated Contract, the death benefit will be determined by the provisions of the Plan. (See "Death Benefit During Accumulation Period" on page 21.)

WITHDRAWALS FROM THE CONTRACT PRIOR TO MATURITY

   Prior to the Annuity Commencement Date, all or part of a Contract's value may be withdrawn upon your written request. In addition to potential losses due to investment risks, your withdrawals may be reduced by any Contract Debt, a contingent deferred sales charge, a 10 percent penalty tax and income tax.
Contracts purchased in connection with retirement plans may be subject to additional withdrawal restrictions imposed by the Plan. (See "Full and Partial Withdrawals" on page 20, "Constraints on Distributions from Certain Section 403(b) Annuity Contracts" on page 23 and "Federal Tax Matters" on page 26.)

HOW ANNUITY PAYMENTS ARE DETERMINED

   There are a number of ways to receive annuity payments. They include monthly payments for a specified number of years, an annuity for life with payments guaranteed for 5, 10, 15 or 20 years, or a joint and survivor annuity. Payments may be received on a fixed basis or on a variable basis. The amount of a variable annuity payment will increase or decrease according to the investment experience of the Variflex Series you select.

CHARGES AND DEDUCTIONS

   An Actuarial Risk Fee is assessed daily against Variflex net assets at an annual rate of 1.2 percent. Variflex Contracts also provide for certain deductions and charges against the contract. These deductions and charges include a $30 annual Administrative Fee (not applicable to all Contracts), and any state premium taxes that may be assessed. Additionally, a contingent deferred sales charge may be assessed against certain withdrawals during the first eight Contract Years (declining from 8 percent in the first Contract Year to 0 percent in the ninth such year). (See "Charges and Deductions" on page 18.)

FREE-LOOK RIGHT

   The laws of certain states require that Contractowners be given an examination period, generally ten days, within which a Contractowner may return the Contract to SBL's home office. In such cases, SBL will refund payments made, adjusted to the extent permitted by state law, to reflect changes in the value of the applicable Variflex Series during the period the contract was held. (See "Free-Look Right" on page 21.)

                               SUMMARY OF EXPENSES

CONTRACTOWNER TRANSACTION EXPENSES
  Sales Load Imposed on Purchase (as a percentage of Purchase Payments).. 0% Contingent Deferred Sales Load (as a percentage of Purchase Payments or
    or amount withdrawn, as applicable)(1)...............................     8%
  Surrender Fees (as a percentage of amount surrendered, if applicable)..     0%
  Exchange Fee...........................................................    $0

ANNUAL CONTRACT FEE(2)...................................................   $30

SEPARATE ACCOUNT ANNUAL FEE (as a percentage of average account value)
  Mortality and Expense Risk Fees........................................   1.2%
  Account Fees and Expenses..............................................   0.0%
                                                                            ---
  Total Separate Account Annual Expenses ................................   1.2%

SBL FUND ANNUAL EXPENSES (as a percentage of average net assets)

                                            MANAGEMENT    OTHER     TOTAL ANNUAL
                                             FEES (3)    EXPENSES   EXPENSES(3)

Growth (Series A)........................     0.75%       0.06%        0.81%
Growth-Income (Series B).................     0.75%       0.08%        0.83%
Money Market (Series C)..................     0.50%       0.08%        0.58%
Worldwide Equity (Series D)..............     1.00%       0.24%        1.24%
High Grade Income (Series E).............     0.75%       0.08%        0.83%
Emerging Growth (Series J)...............     0.75%       0.07%        0.82%
Global Aggressive Bond (Series K)........     0.75%       0.64%        1.39%
Specialized Asset Allocation (Series M)..     1.00%       0.26%        1.26%
Managed Asset Allocation (Series N)......     1.00%       0.35%        1.35%
Equity Income (Series O).................     1.00%       0.09%        1.09%
Social Awareness (Series S)..............     0.75%       0.08%        0.83%

(1) The contingent deferred sales load is decreased based on the Contract Year in which the withdrawal is made from 8% in the first Contract Year to 0% in the ninth Contract Year. Variflex Contracts-401(k) and 408(k) are subject to a schedule of charges that has a different rate of decline in the percentage than other Contracts. Under certain circumstances, the contingent deferred sales load may be reduced or waived, including certain annuity options.

(2) The annual Administrative Fee for Variflex Contracts-401(k) and 408(k) is the lesser of 2% of assets valued as of the year end or $30.

(3) During the fiscal year ended December 31, 1997, the Investment Manager waived the management fees of Series K. Beginning May 1, 1998, the Investment Manager will no longer waive Series K's management fee. The expense information above has been restated to reflect what Series K's expenses would have been during fiscal year 1997 absent the fee waiver.

EXAMPLE:  VARIFLEX CONTRACTS (EXCLUDING VARIFLEX CONTRACTS - 401(K) AND 408(K))
-------------------------------------------------------------------------------
  If you surrender your contract at the end of the applicable time period:
    You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                        ------    -------    -------    --------
Growth Series.........................   101        125        153        244
Growth-Income Series..................   102        125        154        246
Money Market Series...................    99        118        142        220
Worldwide Equity Series...............   110        149        197        330
High Grade Income Series..............   102        125        154        246
Emerging Growth Series................   102        125        154        245
Global Aggressive Bond Series.........   100        120        145        226
Specialized Asset Allocation Series...   106        138        176        290
Managed Asset Allocation Series.......   107        140        181        298
Equity Income Series..................   104        133        168        273
Social Awareness Series...............   102        125        154        246

  If you do not surrender your contract:
    You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                        ------    -------    -------    --------
Growth Series.........................    21        66         113        244
Growth-Income Series..................    22        67         114        246
Money Market Series...................    19        59         102        220
Worldwide Equity Series...............    30        92         157        330
High Grade Income Series..............    22        67         114        246
Emerging Growth Series................    22        66         114        245
Global Aggressive Bond Series.........    20        61         105        226
Specialized Asset Allocation Series...    26        80         136        290
Managed Asset Allocation Series.......    27        82         141        298
Equity Income Series..................    24        75         128        273
Social Awareness Series...............    22        67         114        246

EXAMPLE:  VARIFLEX CONTRACTS - 401(K) AND 408(K) (SOLD PRIOR TO MAY 1, 1990)
----------------------------------------------------------------------------
  If you do not surrender your contract at the end of the applicable time period:
    You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                        ------    -------    -------    --------
Growth Series.........................   102        145        184        246
Growth-Income Series..................   102        146        185        248
Money Market Series...................    99        139        173        222
Worldwide Equity Series...............   110        169        227        332
High Grade Income Series..............   102        146        185        248
Emerging Growth Series................   102        145        185        247
Global Aggressive Bond Series.........   100        140        176        229
Specialized Asset Allocation Series...   106        158        207        291
Managed Asset Allocation Series.......   107        160        212        300
Equity Income Series..................   104        153        199        275
Social Awareness Series...............   102        146        185        248

  If you do not surrender your contract:
    You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                        ------    -------    -------    --------
Growth Series.........................    22        67         114        246
Growth-Income Series..................    22        67         115        248
Money Market Series...................    19        60         103        222
Worldwide Equity Series...............    30        93         158        332
High Grade Income Series..............    22        67         115        248
Emerging Growth Series................    22        67         115        247
Global Aggressive Bond Series.........    20        62         106        229
Specialized Asset Allocation Series...    26        80         137        291
Managed Asset Allocation Series.......    27        83         142        300
Equity Income Series..................    24        75         129        275
Social Awareness Series...............    22        67         115        248

   The purpose of the preceding table is to assist Contractowners in understanding the various costs and expenses that a Contractowner will bear directly or indirectly and, thus, the table reflects expenses of both the Variflex separate account and the SBL Fund. The example should not be considered to be a representation of past or future expenses, and the example does not include the deduction of state premium taxes, which in a number of states may be assessed. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. The example assumes a 5 percent annual rate of return pursuant to the requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of the Fund. Pursuant to the requirements of the Securities and Exchange Commission, any annual contract fee is deducted pro rata from each Series; however, under the contract the annual Administrative Fee is deducted sequentially from the Series as specified under "Sequential Deduction of Fees" in this Prospectus. For a more complete description of the various costs and expenses of the Fund, see the prospectus for SBL Fund.

                         CONDENSED FINANCIAL INFORMATION

   The following condensed financial information presents accumulation unit values at the beginning and end of each period as well as ending accumulation units outstanding for Qualified and Non-Qualified Contracts under each Series of Variflex.

                              1997       1996   1995(D)(E)     1994       1993     1992(C)  1991(A)(B)   1990      1989      1988
QUALIFIED CONTRACTS

GROWTH SERIES (SERIES A)

Accumulation unit value:
  Beginning of period ...      $45.76     $37.75     $27.94     $28.75     $25.59     $23.30    $17.33    $19.45    $14.59    $13.41
  End of period .........      $58.19     $45.76     $37.75     $27.94     $28.75     $25.59    $23.30    $17.33    $19.45    $14.59
Accumulation units
  outstanding at the
  end of period .........  11,293,953 10,310,079  9,203,332  7,723,910  6,900,722  6,640,177 5,420,372 4,616,955 3,191,257 3,032,118

GROWTH-INCOME SERIES (SERIES B)

Accumulation unit value:
  Beginning of period ...      $46.58     $39.88     $31.03     $32.37     $29.89     $28.47    $20.92    $22.16    $17.46    $14.81
  End of period .........      $58.22     $46.58     $39.88     $31.03     $32.37     $29.89    $28.47    $20.92    $22.16    $17.46
Accumulation units
  outstanding at the
  end of period .........  15,086,547 15,264,292 14,963,215 14,312,801 13,236,948 11,381,462 8,753,337 6,449,776 4,613,783 3,388,090

MONEY MARKET SERIES (SERIES C)

Accumulation unit value:
  Beginning of period ...      $18.26     $17.59     $16.89     $16.48     $16.26     $15.94    $15.27    $14.33    $13.30    $12.56
  End of period .........      $18.97     $18.26     $17.59     $16.89     $16.48     $16.26    $15.94    $15.27    $14.33    $13.30
Accumulation units
  outstanding at the
  end of period .........   2,479,744  3,252,140  2,989,809  3,578,026  2,680,809  2,373,251 2,161,924 1,913,734 3,216,085 2,774,046

WORLDWIDE EQUITY SERIES (SERIES D)

Accumulation unit value:
  Beginning of period ...      $14.51     $12.51     $11.42     $11.25     $ 8.65      $8.99     $8.07    $10.57    $11.74    $11.33
  End of period .........      $15.26     $14.51     $12.51     $11.42     $11.25      $8.65     $8.99    $ 8.07    $10.57    $11.74
Accumulation units
  outstanding at the
  end of period .........  12,804,601 11,881,450 10,236,349  9,361,197  5,863,967  2,070,715   917,833   466,703   607,650   633,816

HIGH GRADE INCOME SERIES (SERIES E)

Accumulation unit value:
  Beginning of period ...      $21.69     $22.11     $18.87     $20.52     $18.44     $17.37    $15.04    $14.26    $12.90    $12.17
  End of period .........      $23.58     $21.69     $22.11     $18.87     $20.52     $18.44    $17.37    $15.04    $14.26    $12.90
Accumulation units
  outstanding at the
  end of period .........   3,446,850  3,673,833  3,912,046  3,891,426  3,731,587  2,912,605 2,255,909 1,673,154 1,403,313 1,037,740

EMERGING GROWTH SERIES (SERIES J)

Accumulation unit value:
  Beginning of period ...      $18.03     $15.46     $13.10     $13.97     $12.44     $10.00       ---       ---       ---       ---
  End of period .........      $21.37     $18.03     $15.46     $13.10     $13.97     $12.44       ---       ---       ---       ---
Accumulation units
  outstanding at the
  end of period .........   6,738,379  5,563,881  4,387,739  3,947,047  2,131,858    455,105       ---       ---       ---       ---

                              1997       1996   1995(D)(E)     1994       1993     1992(C)  1991(A)(B)   1990      1989      1988
QUALIFIED CONTRACTS

GLOBAL AGGRESSIVE BOND SERIES (SERIES K)

Accumulation unit value:
  Beginning of period ...      $12.00     $10.69     $10.00        ---        ---        ---       ---       ---       ---       ---
  End of period .........      $12.50     $12.00     $10.69        ---        ---        ---       ---       ---       ---       ---
Accumulation units
  outstanding at the
  end of period .........     425,354    306,339    129,589        ---        ---        ---       ---       ---       ---       ---

SPECIALIZED ASSET ALLOCATION SERIES (SERIES M)

Accumulation unit value:
  Beginning of period ...      $12.01     $10.64     $10.00        ---        ---        ---       ---       ---       ---       ---
  End of period .........      $12.59     $12.01     $10.64        ---        ---        ---       ---       ---       ---       ---
Accumulation units
  outstanding at the
  end of period .........   1,672,896  1,274,106    611,652        ---        ---        ---       ---       ---       ---       ---

MANAGED ASSET ALLOCATION SERIES (SERIES N)

Accumulation unit value:
  Beginning of period ...      $11.87     $10.66     $10.00        ---        ---        ---       ---       ---       ---       ---
  End of period .........      $13.89     $11.87     $10.66        ---        ---        ---       ---       ---       ---       ---
Accumulation units
  outstanding at the
  end of period .........   1,057,271    626,179    295,053        ---        ---        ---       ---       ---       ---       ---

EQUITY INCOME SERIES (SERIES O)

Accumulation unit value:
  Beginning of period ...      $13.78     $11.62     $10.00        ---        ---        ---       ---       ---       ---       ---
  End of period .........      $17.49     $13.78     $11.62        ---        ---        ---       ---       ---       ---       ---
Accumulation units
  outstanding at the
  end of period .........   4,135,375  2,016,966    604,325        ---        ---        ---       ---       ---       ---       ---

SOCIAL AWARENESS SERIES (SERIES S)

Accumulation unit value:
  Beginning of period ...      $18.75     $15.97     $12.65     $13.31     $12.04     $10.47    $10.00       ---       ---       ---
  End of period .........      $22.72     $18.75     $15.97     $12.65     $13.31     $12.04    $10.47       ---       ---       ---
Accumulation units
  outstanding at the
  end of period .........   2,531,119  2,083,090  1,615,845  1,344,063    993,233    513,953   127,699       ---       ---       ---

                              1997       1996   1995(D)(E)     1994       1993     1992(C)  1991(A)(B)   1990      1989      1988
NON-QUALIFIED CONTRACTS

GROWTH SERIES (SERIES A)

Accumulation unit value:
  Beginning of period ...      $45.74     $37.74     $27.92     $28.74     $25.58     $23.30    $17.32    $19.45    $14.59    $13.41
  End of period .........      $58.17     $45.74     $37.74     $27.92     $28.74     $25.58    $23.30    $17.32    $19.45    $14.59
Accumulation units
  outstanding at the
  end of period .........   2,652,767  2,575,426  2,306,163  1,578,797  1,483,618  1,766,896 1,328,865   952,806   594,856   493,463

GROWTH-INCOME SERIES (SERIES B)

Accumulation unit value:
  Beginning of period ...      $46.54     $39.84     $31.00     $32.34     $29.87     $28.44    $20.91    $22.16    $17.46    $14.80
  End of period .........      $58.17     $46.54     $39.84     $31.00     $32.34     $29.87    $28.44    $20.91    $22.16    $17.46
Accumulation units
  outstanding at the
  end of period .........   3,653,913  3,721,884  3,669,299  3,515,364  3,262,600  2,560,986 1,774,534 1,293,121 1,000,815   836,735

MONEY MARKET SERIES (SERIES C)

Accumulation unit value:
  Beginning of period ...      $18.26     $17.59     $16.89     $16.48     $16.26     $15.94    $15.28    $14.32    $13.29    $12.55
  End of period .........      $18.98     $18.26     $17.59     $16.89     $16.48     $16.26    $15.94    $15.28    $14.32    $13.29
Accumulation units
  outstanding at the
  end of period .........   1,089,550  1,681,230  1,469,153  2,475,349  1,913,212  1,031,855 1,000,378   954,107   846,414   853,615

WORLDWIDE EQUITY SERIES (SERIES D)

Accumulation unit value:
  Beginning of period ...      $14.51     $12.51     $11.42     $11.25     $ 8.65      $8.99     $8.07    $10.57    $11.74    $11.33
  End of period .........      $15.26     $14.51     $12.51     $11.42     $11.25      $8.65     $8.99    $ 8.07    $10.57    $11.74
Accumulation units
  outstanding at the
  end of period .........   3,730,734  3,484,411  3,140,486  2,803,304  2,150,932    678,110   279,878   125,010   211,920   214,723

HIGH GRADE INCOME SERIES (SERIES E)

Accumulation unit value:
  Beginning of period ...      $21.67     $22.09     $18.85     $20.50     $18.42     $17.36    $15.02    $14.25    $12.89    $12.17
  End of period .........      $23.56     $21.67     $22.09     $18.85     $20.50     $18.42    $17.36    $15.02    $14.25    $12.89
Accumulation units
  outstanding at the
  end of period .........   1,535,471  1,377,342  1,325,159  1,392,830  1,290,268    962,775   784,496   582,285   519,624   419,410

EMERGING GROWTH SERIES (SERIES J)

Accumulation unit value:
  Beginning of period ...      $18.03     $15.46     $13.09     $13.96     $12.44     $10.00       ---       ---       ---       ---
  End of period .........      $21.36     $18.03     $15.46     $13.09     $13.96     $12.44       ---       ---       ---       ---
Accumulation units
  outstanding at the
  end of period .........   2,019,008  1,559,302  1,248,987  1,211,099    610,801     68,338       ---       ---       ---       ---

                              1997       1996   1995(D)(E)     1994       1993     1992(C)  1991(A)(B)   1990      1989      1988
NON-QUALIFIED CONTRACTS

GLOBAL AGGRESSIVE BOND SERIES (SERIES K)

Accumulation unit value:
  Beginning of period ...      $12.00     $10.69     $10.00        ---        ---        ---       ---       ---       ---       ---
  End of period .........      $12.49     $12.00     $10.69        ---        ---        ---       ---       ---       ---       ---
Accumulation units
  outstanding at the
  end of period .........     212,934    178,818     74,528        ---        ---        ---       ---       ---       ---       ---

SPECIALIZED ASSET ALLOCATION SERIES (SERIES M)

Accumulation unit value:
  Beginning of period ...      $12.00     $10.64     $10.00        ---        ---        ---       ---       ---       ---       ---
  End of period .........      $12.59     $12.00     $10.64        ---        ---        ---       ---       ---       ---       ---
Accumulation units
  outstanding at the
  end of period .........     687,020    532,893    297,967        ---        ---        ---       ---       ---       ---       ---

MANAGED ASSET ALLOCATION SERIES (SERIES N)

Accumulation unit value:
  Beginning of period ...      $11.87     $10.66     $10.00        ---        ---        ---       ---       ---       ---       ---
  End of period .........      $13.89     $11.87     $10.66        ---        ---        ---       ---       ---       ---       ---
Accumulation units
  outstanding at the
  end of period .........     459,560    374,276    226,555        ---        ---        ---       ---       ---       ---       ---

EQUITY INCOME SERIES (SERIES O)

Accumulation unit value:
  Beginning of period ...      $13.78     $11.62     $10.00        ---        ---        ---       ---       ---       ---       ---
  End of period .........      $17.48     $13.78     $11.62        ---        ---        ---       ---       ---       ---       ---
Accumulation units
  outstanding at the
  end of period .........   1,257,818    710,206    234,242        ---        ---        ---       ---       ---       ---       ---

SOCIAL AWARENESS SERIES (SERIES S)

Accumulation unit value:
  Beginning of period ...      $18.75     $15.98     $12.66     $13.31     $12.04     $10.47    $10.00       ---       ---       ---
  End of period .........      $22.73     $18.75     $15.98     $12.66     $13.31     $12.04    $10.47       ---       ---       ---
Accumulation units
  outstanding at the
  end of period .........     904,831    746,852    612,235    543,287    389,861    226,145    98,344       ---       ---       ---

(a)  Social  Awareness  Series of Variflex was first publicly  offered on May 1,
     1991.

(b) Effective May 1, 1991, the investment objective of Worldwide Equity Series of Variflex was changed from high current income to long-term capital growth through investment in common stocks and equivalents of companies domiciled in foreign countries and the United States.

(c) Emerging Growth Series of Variflex was first publicly offered on October 1, 1992.

(d)  Global  Aggressive  Bond,  Specialized  Asset  Allocation,   Managed  Asset
     Allocation and Equity Income Series were first publicly offered on June 1, 1995.

(e) Effective June 1, 1995, the investment objective of Growth-Income Series of Variflex was changed from seeking to provide income with secondary emphasis on capital appreciation to seeking long-term growth of capital with secondary emphasis on income.

FINANCIAL STATEMENTS

   The full financial statements for Variflex and the financial statements of SBL as well as the auditor's reports thereon are in the Statement of Additional Information.

              SECURITY BENEFIT LIFE INSURANCE COMPANY AND VARIFLEX

SECURITY BENEFIT LIFE INSURANCE COMPANY

   Security Benefit Life Insurance Company ("SBL") is a mutual life insurance company. SBL, which was formed originally as a fraternal benefit society under the laws of Kansas and commenced business February 22, 1892, became a mutual life insurance company under its present name on January 2, 1950. Its home office is 700 Harrison Street, Topeka, Kansas 66636-0001. SBL is licensed in the District of Columbia, and in all states except New York.


   The Board of Directors and the policyholders of SBL have approved a Plan of Conversion ("Plan") under which SBL would convert from a mutual life insurance company to a stock life insurance company ultimately controlled by a newly-formed mutual holding company to be named Security Benefit Mutual Holding Company. Under the Plan, membership interests of current SBL policyholders would become membership interests in Security Benefit Mutual Holding Company upon conversion. After the conversion, persons who acquire policies from SBL would automatically be members in the mutual holding company. The conversion will not increase premiums or reduce policy benefits, values, guarantees or other policy obligations to policyholders. The Plan is subject to approval by the Insurance Commissioner of the State of Kansas, among other approvals and conditions. If the necessary approvals are obtained and conditions met, the conversion could occur in the second quarter of 1998.


YEAR 2000 COMPLIANCE

   Like other insurance companies, as well as other financial and business organizations around the world, SBL could be adversely affected if the computer systems used by SBL in performing its administrative functions do not properly process and calculate date-related information and data before, during and after January 1, 2000. Some computer software and hardware systems currently cannot distinguish between the year 2000 and the year 1900 or some other date because of the way date fields were encoded. This is commonly known as the "Year 2000 Problem." If not addressed, the Year 2000 Problem could impact (i) the administrative services provided by SBL with respect to the Contract, and (ii) the management services provided to the Fund by the Investment Manager, as well as transfer agency, accounting, custody, distribution and other services provided to the Fund.

   SBL has adopted a plan to be "Year 2000 Compliant" with respect to both its internally built systems as well as systems provided by external vendors. "Year 2000 Compliant" means that systems and programs which require modification will have the date fields expanded to include the century information and that for interfaces to external organizations as well as new systems development, the year portion of the date field will be expanded to four digits using the format YYYYMMDD. SBL's overall approach to addressing the Year 2000 issue is as follows: (1) to inventory its internal and external hardware, software, telecommunications and data transmissions to customers and conduct a risk assessment with respect to the impact that a failure on any such system would have on its business operations; (2) to modify or replace its internal systems and obtain vendor certifications of Year 2000 compliance for systems provided by vendors or replace such systems that are not Year 2000 Compliant; and (3) to implement and test its systems for Year 2000 compliance. SBL has completed the inventory of its internal and external systems and has made substantial progress toward completing the modification/replacement of its internal systems as well as toward obtaining Year 2000 Compliant certifications from its external vendors. Overall systems testing is scheduled to commence in December 1998 and extend into the first six months of 1999.

   Although SBL has taken steps to ensure that its systems will function properly before, during and after the Year 2000, its key operating systems and information sources are provided by or through external vendors which creates uncertainty to the extent SBL is relying on the assurance of such vendors as to whether its systems will be Year 2000 Compliant. The costs or consequences of incomplete or untimely resolution of the Year 2000 issue are unknown to SBL at this time but could have a material adverse impact on the operations of the Separate Account and administration of the Contracts.

   The Year 2000 Problem is also expected to impact companies, which may include issuers of portfolio securities held by the Fund, to varying degrees based upon various factors, including, but not limited to, industry sector and degree of technological sophistication. SBL is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of portfolio securities held by the Fund.

VARIFLEX

   Variflex was established by SBL as a separate account on January 31, 1984, and is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the "Act"). Variflex is designed to provide the funding for Variable Annuities. Under Kansas law, regulation of SBL by the Commissioner of Insurance includes regulation of Variflex. The insurance laws of Kansas under which Variflex was established provide that the assets of Variflex shall not be chargeable with liabilities arising out of any other business which SBL may conduct (except to the extent that the assets of Variflex exceed the reserves and other liabilities of the separate account). Accordingly, Variflex Contracts provide that the income, gains and losses from the assets allocated to Variflex, whether or not realized, are credited to or charged against Variflex without regard to other income, gains, or losses of SBL. The assets of Variflex will thus be held exclusively for the benefit of Contractowners and beneficiaries under the Contracts (and other contracts which may be offered in the future under which net premiums are placed in Variflex and which provide benefits varying in accordance with the investment results of Variflex) to the extent they are entitled to benefits based on Variflex.

   Variflex contains eleven Series--Growth Series, Growth-Income Series, Money Market Series, Worldwide Equity Series, High Grade Income Series, Emerging Growth Series, Global Aggressive Bond Series, Specialized Asset Allocation Series, Managed Asset Allocation Series, Equity Income Series, and Social Awareness Series. Amounts allocated by Contractowners or Participants to each of these Series are invested, respectively, in Series A, B, C, D, E, J, K, M, N, O and S of SBL Fund (the "Fund"). Additional Series may be added to Variflex at the discretion of SBL.

                                    SBL FUND

   The Fund is a diversified, open-end management investment company. The assets of the Fund are managed by Security Management Company, LLC (the "Investment Manager"), the investment adviser to the Fund, under the supervision of the Fund's board of directors.

   The Fund currently issues its shares in eleven separate series: Series A, Series B, Series C, Series D, Series E, Series J, Series K, Series M, Series N, Series O and Series S ("Series"). The assets of each Series are held separate from the assets of other Series, and each Series has a different investment objective and policies. As a result, each Series operates as a separate investment fund. Each Series of Variflex invests solely in a corresponding Series of the Fund.

   SERIES A--Amounts allocated to the GROWTH SERIES of Variflex are invested in Series A. The investment objective of Series A is to seek long-term capital growth by investing in a broadly diversified portfolio of common stocks, securities convertible into common stocks, preferred stocks, bonds and other debt securities.

   SERIES B--Amounts allocated to the GROWTH-INCOME SERIES of Variflex are invested in Series B. Series B seeks long-term growth of capital, with secondary emphasis on income, by investing in various types of securities, including common stocks, convertible securities, preferred stocks and debt securities. Series B's investments in debt securities may include securities rated below investment grade (commonly referred to as "junk bonds").

   SERIES C--Amounts allocated to the MONEY MARKET SERIES of Variflex are invested in Series C. The investment objective of Series C is to provide as high a level of current income as is consistent with preserving capital. It invests in high quality money market instruments with maturities of not longer than thirteen months.

   SERIES D--Amounts allocated to the WORLDWIDE EQUITY SERIES of Variflex are invested in Series D. The investment objective of Series D is to seek long-term growth of capital primarily through investment in common stocks and equivalents of companies domiciled in foreign countries and the United States.

   SERIES E--Amounts allocated to the HIGH GRADE INCOME SERIES of Variflex are invested in Series E. The investment objective of Series E is to provide current income with security of principal. Series E seeks to achieve this investment objective by investing in a broad range of debt securities, including U.S. and foreign corporate debt securities and securities issued by the U.S. and foreign governments.

   SERIES J--Amounts allocated to the EMERGING GROWTH SERIES of Variflex are invested in Series J. The investment objective of Series J is to seek capital appreciation through investment in a broadly diversified portfolio of securities which may include common stocks, preferred stocks, debt securities and securities convertible into common stocks.

   SERIES K--Amounts allocated to the GLOBAL AGGRESSIVE BOND SERIES of Variflex are invested in Series K. The investment objective of Series K is to seek high current income and, as a secondary objective, capital appreciation by investing in a combination of foreign and domestic high-yield, lower rated debt securities (commonly referred to as "junk bonds").

   SERIES M--Amounts allocated to the SPECIALIZED ASSET ALLOCATION SERIES of Variflex are invested in Series M. The investment objective of Series M is to seek high total return consisting of capital appreciation and current income. Series M seeks this objective by following an asset allocation strategy that contemplates shifts among a wide range of investment categories and market sectors, including equity and debt securities of domestic and foreign issuers.

   SERIES N--Amounts allocated to the MANAGED ASSET ALLOCATION SERIES of Variflex are invested in Series N. The investment objective of Series N is to seek a high level of total return by investing primarily in a diversified portfolio of debt and equity securities.

   SERIES O--Amounts allocated to the EQUITY INCOME SERIES of Variflex are invested in Series O. The investment objective of Series O is to seek to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.

   SERIES S--Amounts allocated to the SOCIAL AWARENESS SERIES of Variflex are invested in Series S. The investment objective of Series S is to seek capital appreciation by investing in various types of securities which meet certain social criteria established for the Series. Series S will invest in a diversified portfolio of common stocks, convertible securities, preferred stocks and debt securities.

   The Investment Manager has engaged Lexington Management Corporation, Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663 to provide investment advisory services to Series D and K. Lexington has entered into an agreement with MFR Advisors, Inc., One Liberty Plaza, 46th Floor, New York, New York 10006 to provide investment advisory services to Series K of the Fund. The Investment Manager has engaged T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202 to provide investment advisory services to Series N and O, and has engaged Meridian Investment Management Corporation, 12835 East Arapahoe Road, Tower II, 7th Floor, Engelwood, Colorado 80112, to provide investment advisory and analytical services to Series M.

   THERE IS NO ASSURANCE THAT ANY OF THESE SERIES WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.

   ADDITIONAL INFORMATION CONCERNING THE INVESTMENT OBJECTIVES AND POLICIES OF THE SERIES AND THE INVESTMENT ADVISORY SERVICES AND CHARGES CAN BE FOUND IN THE CURRENT PROSPECTUS FOR THE FUND, WHICH IS ATTACHED TO AND SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE ANY DECISION IS MADE CONCERNING THE ALLOCATION OF PURCHASE PAYMENTS, SINCE THE INVESTMENT PERFORMANCE OF THE SERIES WILL AFFECT THE VARIABLE ANNUITY VALUES.

VOTING RIGHTS

   As the record owner of the Fund shares which represent the assets of Variflex, including the Variflex assets represented by reserves for Annuitants currently receiving Annuity payments, SBL will vote at all Fund shareholder meetings. However, Contractowners will have the right to instruct SBL with respect to such voting. Each Contractowner will receive all Fund periodic reports and proxy materials and a form with which to give voting instructions. A Participant under a group Contract will have no rights with regard to voting or instructing SBL unless the Participant's views are solicited by the Contractowner. It should be noted that the number of votes allocable to a particular Contract will gradually decrease as annuity payments are made during the annuity period.

   In addition, the bylaws of SBL provide that each SBL policyholder, without regard to the number of contracts owned or the amount of each such contract, shall have the right to cast one vote, in person or by proxy, for the election of directors of SBL, and on all other corporate matters brought before its policyholders.

SUBSTITUTED SECURITIES

   If shares of the Fund or any Series should become unavailable for purchase by Variflex, or if in the judgment of SBL further investment in such shares is no longer appropriate in view of the purposes of Variflex, SBL reserves the right, subject to any applicable law, to make certain changes including (i) to substitute therefor shares of another fund or another Series of the Fund; or
(ii) net payments received after a date specified by SBL may be applied to the purchase of shares of such other fund or of another Series of the Fund. In either event, to the extent required by the Act, prior approval by a vote of a majority of the votes to be cast by persons having a voting interest in the Fund shares held in the affected Series within Variflex and the Securities and Exchange Commission shall be obtained.

                               VARIFLEX CONTRACTS

PURPOSE OF THE CONTRACTS

   The Contracts described in this Prospectus may be issued for use with retirement plans and trusts qualified under the Internal Revenue Code of 1986, as amended (the "Code"), for favorable tax treatment ("Qualified Contracts") and for use with plans and trusts which are not so qualified ("Non-Qualified Contracts"). Retirement plans qualified for favorable tax treatment include pension and profit sharing plans qualified under Section 401 or 403(a) of the Internal Revenue Code, annuity purchase plans of public school systems and certain tax-exempt organizations which qualify for tax deferred treatment under
Section 403(b) or 403(c) of the Code, individual retirement plans and individual retirement annuities under Section 408 or 408A of the Code and deferred compensation plans under Section 457 of the Code. See section entitled "Federal Tax Matters-Qualified Plans," page 29 for further details.

   The basic objective of the Contracts is to provide a Guaranteed or Variable Annuity or a combination Guaranteed and Variable Annuity. Variable Annuities pursuant to the Contracts are funded by Variflex. The objective of a Variable Annuity is to provide benefits which will tend to a greater degree than a Guaranteed Annuity to reflect the changes in the cost of living. There can be no assurance that this objective will be attained. Annuity payments based on any of the Series of Variflex are not guaranteed and entail more risk to the Annuitant than traditional guaranteed insurance.

   This Prospectus generally describes only the variable aspects of the Variflex Contracts, except where guaranteed aspects are specifically mentioned. For a discussion of the guaranteed investment option and guaranteed benefits available in connection with Variflex Contracts, see "The General Account" on page 34.

   The terms of the Contracts may be changed only by mutual agreement between SBL and each Contractowner, except as described in "Substituted Securities," above, and except for changes required to make the contracts comply with, or give Contractowners the benefit of, any law or regulation issued by a governmental agency to which SBL or the Variflex Contracts are subject.

TYPES OF VARIFLEX CONTRACTS

   Different types of the Contracts are offered by SBL through this Prospectus. The Contracts vary in the amount and timing of the minimum payments, and in various other respects. The different types of Contracts are described below:

   a. SINGLE PAYMENT IMMEDIATE ANNUITY CONTRACT - This type of contract is used for an individual where a single Purchase Payment has been allocated to provide for life contingent annuity payments to commence immediately.

   b. SINGLE AND INSTALLMENT PAYMENT DEFERRED ANNUITY CONTRACTS - This type of contract is used for an individual where either a single Purchase Payment (which may be supplemented with additional payments within thirteen months) or periodic Purchase Payments will be made to the individual's account with annuity payments to commence at a later date.

   c. GROUP SINGLE AND INSTALLMENT PAYMENT DEFERRED ANNUITY CONTRACT - This type of contract may be used when Purchase Payments, either single or installment, under group plans are to be accumulated until the retirement date of each Participant. Generally, under a Group Allocated Contract, an Individual Account is established for each Participant for whom payments are being made and normally the benefit at retirement will be determined by the value of the Participant's Individual Account at that time.

   Under a Group Unallocated Contract, the Purchase Payments are applied to acquire Accumulation Units. However, the Accumulation Units are not allocated to the individual Participants but are credited to the Contractowner's accumulation account. When a Participant becomes entitled to receive pension payments under the provisions of the Plan, the appropriate number of Accumulation Units may be withdrawn from the accumulation account by the Contractowner to provide the Participant with an annuity.

CONTRACT APPLICATION AND PURCHASE PAYMENTS

   Individuals wishing to purchase a Contract must complete an application and provide an initial Purchase Payment which will be sent to the SBL home office. If the application can be accepted in the form received, the initial Purchase Payment will be credited within two business days after receipt by the SBL home office. If an incomplete application cannot be completed within five days of its receipt, the applicant will be notified of the reasons for the delay and any payments received will be returned immediately unless the applicant specifically consents to have SBL retain them pending completion of the application.

   The Contracts set certain minimum amounts for the initial and subsequent Purchase Payments. For Qualified Contracts, the minimum initial and subsequent payments are $25, except Group Unallocated Contracts, which require a minimum initial payment of $500 and subsequent payments of $25. For Non-Qualified Contracts, the minimum initial payment is $500 and subsequent payments must be at least $25. For Single Payment Immediate and Single Payment Deferred Annuity Contracts, the minimum initial payment is $2,500. The maximum amount of Purchase Payments under Variflex Contracts is $1,000,000, without the prior approval of SBL. These amounts may be changed at the sole discretion of SBL. In addition, SBL reserves the right to terminate any individual or Group Contract for certain specified reasons, including failure of the Contract Value to meet certain specified minimums. (See "Termination of Contract" in the Statement of Additional Information for a detailed listing of such circumstances.)

   For an Installment Payment Deferred Annuity, Purchase Payments may be made at such intervals as desired, but are usually made on an annual, semiannual, quarterly or monthly basis. The frequency of Purchase Payments may be changed by the Contractowner. If Purchase Payments cease, they may be resumed at a future date, subject to the Annuity Commencement Date requirements. The amount of future Purchase Payments may be increased or decreased on any date a payment is submitted. Submission of a Purchase Payment different from the previous payment will automatically effect an increase or decrease. The number of changes permitted and the maximum payments allowed under the Internal Revenue Code for Qualified Plans vary depending on the type of plan. For a discussion of those limitations see "Limits on Purchase Payments Paid Under Tax-Qualified Retirement Plans" in the Statement of Additional Information. Failure to comply with those limitations may subject the Contracts to adverse tax treatment.

ALLOCATION OF PURCHASE PAYMENTS

   The Purchase Payments will be allocated to each Series within Variflex in accordance with the written instructions contained in the application. The Contractowner or Participant may by written instruction to the home office indicate one or more Series to which a specified portion or portions of the Purchase Payment should be applied, except that no allocation is permitted which would result in less than $25 per payment being allocated to any one Series within Variflex. Changes in allocation of future Purchase Payments (with the same $25 minimum per Series) may be made at any time by specific written instruction to the home office or by telephone instruction, provided that a properly completed Telephone Transfer Authorization form is on file with SBL or the Telephone Transfer section of the application has been completed. (See "Transfer of Contract Value" on page 17.)

CREDITING OF ACCUMULATION UNITS

   During the Accumulation Period, when a Purchase Payment is received in its home office, SBL currently credits the entire payment to the Variflex Contract. Amounts allocated to Series of Variflex are credited in the form of Accumulation Units. The number of Accumulation Units that may be purchased for any Series is found by dividing the Purchase Payment allocated to that Series by the Accumulation Unit value for that Series determined at the end of the Valuation Period in which the Purchase Payment is credited. The Accumulation Unit value for each Series is determined as of 3:00 p.m. Central time on each Valuation Date and on any other day in which there is a sufficient degree of trading in the portfolio securities of a Series of the Fund that the Accumulation Unit value of an applicable Series of Variflex might be materially affected.

   The value of an Accumulation Unit in each Series is expected to increase or decrease, reflecting the investment experience of the corresponding Series of the underlying Fund less any deductions for charges or taxes. The Statement of Additional Information contains a detailed description of how the Accumulation Units are valued.

DOLLAR COST AVERAGING OPTION

   SBL currently offers an option under which Contractowners may dollar cost average their allocations in the Series under the Contract by authorizing SBL to make periodic allocations of Contract Value from any one Series to one or more of the other Series. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the allocation of Contract Value to one or more Series, and these amounts will be credited at the Accumulation Unit value as of the end of the Valuation Dates on which the transfers are effected. Since the value of Accumulation Units will vary, the amounts allocated to a Series will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Similarly, the amounts transferred from a Series will result in a debiting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that a Contractowner will not have losses.

   A Dollar Cost Averaging Request form is available upon request. On the form, the Contractowner must designate whether a specific dollar amount, percentage of Contract Value or earnings only are to be transferred, the Series to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly or quarterly basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

   After SBL has received a Dollar Cost Averaging Request in proper form at its home office, SBL will transfer Contract Value in amounts designated by the Contractowner from the Series from which transfers are to be made to the Series chosen by the Contractowner. The minimum amount that may be transferred to any one Series is $25. Each transfer will be effected on the monthly or quarterly anniversary, whichever corresponds to the period selected by the Contractowner, of the date of receipt at SBL's home office of a Dollar Cost Averaging Request in proper form, until the total amount elected has been transferred, or until Contract Value in the Series from which transfers are made has been depleted. Amounts periodically transferred under this option are not currently subject to any transfer charges.

   A Contractowner may instruct SBL at any time to terminate the option by written request to SBL's home office. In that event, the Contract Value in the Series from which transfers were being made that has not been transferred will remain in that Series unless the Contractowner instructs otherwise. If a Contractowner wishes to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Series has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging Request must be completed and sent to SBL's home office. SBL may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time.

   Contract Value may also be dollar cost averaged to or from the General Account, provided that such transfers do not violate the restrictions on transfers as described in "The General Account," page 34.

ASSET REALLOCATION OPTION

   SBL currently offers an option under which Contractowners authorize SBL to automatically transfer their Contract Value each quarter to maintain a particular percentage allocation among the Series as selected by the Contractowner. The Contract Value allocated to each Series will grow or decline in value at different rates during the quarter, and Asset Reallocation automatically reallocates the Contract Value in the Series each quarter to the allocation selected by the Contractowner. Asset Reallocation is intended to transfer Contract Value from those Series that have increased in value to those Series that have declined in value. Over time, this method of investing may help a Contractowner buy low and sell high. This investment method does not guarantee profits, nor does it assure that a Contractowner will not have losses.

   To elect the Asset Reallocation Option, an Asset Reallocation Request in proper form must be received by SBL at its home office. An Asset Reallocation Request form is available upon request. On the form, the Contractowner must indicate the applicable Series and the percentage of Contract Value which should be allocated to each of the applicable Series each quarter ("Asset Reallocation Program"). If the Asset Reallocation Option is elected, all Contract Value invested in the Series must be included in the Asset Reallocation Program.

   This option will result in the transfer of Contract Value to one or more of the Series on the date of SBL's receipt of the Asset Reallocation Request in proper form and each quarterly anniversary of that date thereafter. The amounts transferred will be credited at the Accumulation Unit value as of the end of the Valuation Dates on which the transfers are effected. Amounts periodically transferred under this option are not currently subject to any transfer charges.

   A Contractowner may instruct SBL at any time to terminate this option by written request to SBL's home office. In that event, the Contract Value in the Series that has not been transferred will remain in those Series regardless of the percentage allocation unless the Contractowner instructs otherwise. If a Contractowner wishes to continue Asset Reallocation after it has been canceled, a new Asset Reallocation Request form must be completed and sent to SBL's home office. SBL may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. Asset Reallocation is not available for Group Unallocated Contracts.

   Contract Value invested in the General Account may be included in the Asset Reallocation Program, provided that transfers from the General Account do not violate the restrictions on transfers as described in "The General Account," page 34.

TRANSFER OF CONTRACT VALUE

   During the Accumulation Period, the Contractowner or Participant may elect by written notice to the SBL home office to transfer all or any part of the Contract Value invested in a particular Variflex Series to any other Variflex Series. Such transfers (and changes to an existing Dollar Cost Averaging or Asset Reallocation Option) may be made by telephone if a properly completed Telephone Transfer Authorization form, which may be obtained from SBL, is on file with SBL or the Telephone Transfer section of the application has been completed. SBL reserves the right to deny any telephone transfer request. SBL has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. SBL`s procedures require that any person requesting a telephone transfer provide the account and contract number and the owner`s tax identification number and such instructions must be received on a recorded line. Neither SBL nor any of its affiliates will be liable for any claim, loss or expense resulting from any alleged error or mistake in connection with a telephone transfer which was authorized by the Contractowner, or by anyone else who purports to give instructions on his or her behalf, provided that SBL complied with its procedures. The frequency of transfers generally is not limited, although SBL reserves the right to limit them as to any individual, or in the future, in general, to not more than once every 30 days. Such transfers are currently made without charge. The telephone transfer privilege may be suspended, modified or discontinued at any time without notice. SBL's policy concerning telephone transfers may require a Contractowner who authorizes telephone transfers to bear the risk of loss from a fraudulent or unauthorized telephone transfer. For a discussion of transfers after the Annuity Commencement Date, see "Allocation of Benefits" on page 24.

CONTRACT VALUE

   The Contract Value is the sum of the amounts under the Contract held in each Series of Variflex and in the General Account, including amounts set aside in the General Account to secure loans.

   On each Valuation Date, the portion of the Contract Value allocated to any particular Series will be adjusted to reflect the investment experience of that Series. See "Determination of Contract Value," below. No minimum amount of Contract Value is guaranteed. A Contractowner bears the entire investment risk relating to the investment performance of Contract Value allocated to the Variflex Series.

DETERMINATION OF CONTRACT VALUE

   The Contract Value will vary to a degree that depends upon several factors, including investment performance of the Series to which Contract Value has been allocated, payment of Purchase Payments, the amount of any outstanding Contract Debt, partial withdrawals, and the charges assessed in connection with the Contract. The amounts allocated to the Series will be invested in shares of the corresponding Series of the SBL Fund. The investment performance of the Series will reflect increases or decreases in the net asset value per share of the corresponding Series of SBL Fund and any dividends or distributions declared by such Series.

   Assets in the Series are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contractowner's interest in a Series. When a Contractowner allocates Purchase Payments to a Series, the Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Series by the Accumulation Unit value for the particular Series at the end of the Valuation Period in which the Purchase Payment is credited. In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected Series. The Accumulation Unit value of each Series is determined on each Valuation Date. The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Series and charges against the Series.

   The Accumulation Unit value of each Series' unit initially was $10. The unit value of a Series on any Valuation Date is calculated by dividing the value of each Series' net assets by the number of Accumulation Units credited to the Series on that date. Determination of the value of the net assets of a Series takes into account the following: (1) the investment performance of the Series, which is based upon the investment performance of the corresponding Series of the SBL Fund, (2) any dividends or distributions paid by the corresponding Series, (3) the charges, if any, that may be assessed by SBL for taxes attributable to the operation of the Series, and (4) the Actuarial Risk Fee under the Contract.

CONTRACTOWNER INQUIRIES

   Contractowner inquiries and Purchase Payments should be addressed to Security Benefit Life Insurance Company at its home office, P.O. Box 750497, Topeka, Kansas 66675-0497, or made by calling (785) 431-3112 or (800) 888-2461, extension 3112.

                             CHARGES AND DEDUCTIONS

CONTINGENT DEFERRED SALES CHARGE

   No deduction for a sales charge is made from the Purchase Payments for Variflex Contracts. However, except as set forth below, a contingent deferred sales charge (which may also be referred to as a withdrawal charge), may be assessed by SBL on a full or partial withdrawal from the Contracts, to the extent the amount withdrawn is attributable to Purchase Payments made. During the first Contract Year, the withdrawal charge applies against the total amount withdrawn attributable to total Purchase Payments made. Each Contract Year thereafter, a withdrawal charge will not be assessed upon the first withdrawal in the Contract Year of up to 10 percent of the Contract Value, as of the date of the withdrawal (the "Free Withdrawal Right"). All or any part of the Free Withdrawal Right for that Contract Year that is not applied to the first withdrawal is forfeited. The free withdrawal is not available to Contractowners receiving "systematic withdrawals" as discussed under "Systematic Withdrawals," page 21.

   The Free Withdrawal Right for certain Contracts funding charitable remainder trusts is available immediately and allows free withdrawals to the extent that such withdrawals do not in any Contract Year exceed 10 percent of the Contract Value on the date of the first withdrawal in that Contract Year. For Group Unallocated Contracts, after the first Contract Year the Contractowner shall be allowed one free withdrawal per calendar month. (Any partial month immediately following a Contract Year anniversary shall be treated as a calendar month for this purpose.) The free withdrawal for such Contracts applies only to the first withdrawal in any calendar month. In any Contract Year, the total free withdrawals from Group Unallocated Contracts cannot exceed 10 percent of the Contract Value as of the beginning of such Contract Year. All or any part of the free withdrawal for a month that is not applied to the first withdrawal in that month is forfeited and once the 10 percent level described in the previous sentence is met, the right to any further monthly free withdrawals is forfeited for the remainder of the Contract Year.

   For purposes of determining the withdrawal charge, a withdrawal will be attributed first to Purchase Payments and then will be attributed to earnings, even if the Contractowner elects to redeem amounts allocated to an Account (including the General Account) other than an Account to which Purchase Payments were allocated. The amount of the charge will depend upon the Contract Year in which the withdrawal is made.

   The  applicable   withdrawal   charge  for  the  Contracts   except  Variflex
Contracts-401(k) and 408(k), is as follows, based on the Contract Year in which the withdrawal is made:

             CONTRACT YEAR OF WITHDRAWAL          WITHDRAWAL CHARGE
                          1                               8
                          2                               7
                          3                               6
                          4                               5
                          5                               4
                          6                               3
                          7                               2
                          8                               1
                     9 and after                          0

   For Variflex Contracts-401(k) and 408(k), the following withdrawal charges apply:

             CONTRACT YEAR OF WITHDRAWAL          WITHDRAWAL CHARGE
                          1                               8
                          2                               8
                          3                               8
                          4                               8
                          5                               7
                          6                               6
                          7                               5
                          8                               4
                     9 and after                          0

   In no event will the amount of any withdrawal charge, when added to any such charge previously assessed against any amount withdrawn from the Contract, exceed 8 percent of the Purchase Payments paid under a Contract. In addition, no charge will be imposed (1) upon payment of the death benefit under the Contract;
(2) upon annuity payments under Annuity Options 1, 2, 3, 4 or any similar life contingent payment option that is mutually agreed upon between the Contractowner and SBL; (3) upon withdrawals that qualify for the hospital/nursing home waiver, discussed below; or (4) upon certain systematic withdrawals. The contingent deferred sales charge will be deducted, to the extent applicable, from withdrawals and annuity payments under Annuity Options 5, 6, 7, 8 and other non-life contingent payment options, unless annuity payments extend over a period of at least five years and are made in substantially equal amounts.

   The contingent deferred sales charge will be paid to SBL for its services and expenses relating to the sales of the Contracts, including commissions to sales personnel, the costs of preparing sales literature and other promotional activity. SBL anticipates it will pay the selling broker-dealer or any national banks that sell Variflex a sales commission or fee of not more than 6 percent of all Purchase Payments. In addition, under certain circumstances, SBL may pay certain broker-dealers persistency bonuses which will take into account, among other things, the length of time and the amount of Purchase Payments held under Variflex Contracts invested in certain Series of Variflex. A persistency bonus is not anticipated to exceed .25 percent, on an annual basis, of the Contract Values considered in connection with the bonus. If total contingent deferred sales charges realized are not sufficient to pay sales expenses for Variflex Contracts in any one year or in total, SBL will pay the difference from its general account assets, including amounts derived indirectly from the Actuarial Risk Fee. SBL anticipates sales expenses will be greater than the contingent deferred sales charge.

HOSPITAL/NURSING HOME WAIVER

   SBL will waive the withdrawal charge on any full or partial withdrawal upon the Contractowner's request for such a waiver, provided that the Contractowner:
(1) has been confined to a "hospital" or "qualified skilled nursing facility" for at least 90 consecutive days prior to the date of the withdrawal; (2) is so confined when SBL receives the withdrawal request; and (3) became so confined after the date the Contract was issued. (See the "Glossary of Terms" on page 4.) Any request for the hospital/nursing home waiver must be accompanied by a properly completed claim form which may be obtained from SBL and a written physician's statement acceptable to SBL certifying that such confinement is a medical necessity and is due to illness or infirmity. SBL reserves the right to have the Contractowner examined by a physician of SBL's choice and at SBL's expense to determine if the Contractowner is eligible for the hospital/nursing home waiver. The hospital/nursing home waiver is not available in certain states pending department of insurance approval. If the waiver is later approved by the insurance department of a state, SBL intends to make the waiver available to all Contractowners in that state at that time, but there can be no assurance that the waiver will be approved. Prospective contractowners should contact their agent concerning availability of the waiver in their state.

OTHER CHARGES

   (A) ADMINISTRATIVE FEES

   Except as noted below, SBL deducts at each calendar year-end from each individual and Group Contract and from each Participant's Individual Account an annual administrative fee ("Administrative Fee") of $30 to cover expenses relating to maintenance of the Contract or account. The Administrative Fee is $30 for all Contracts except the Variflex Contracts-401(k) and 408(k) for which the fee is the lesser of 2 percent of Contract Value valued as of the calendar year-end or $30. SBL will waive the Administrative Fee during a Contract Year for any Contract that has been in force eight Contract Years or more AND the Contract Value of which is $25,000 or more at year-end (or in the event of a full withdrawal, on the date of the withdrawal). This fee is designed only to reimburse SBL for the expenses of maintaining the Contracts. When a Contract is withdrawn for its full value or where a Contract has been in force for less than a full calendar year, a pro rata annual Administrative Fee will be deducted at the time of the withdrawal or at year-end. The Administrative Fee is deducted both during the Accumulation Period and after annuity payments have commenced; however, no Administrative Fee is charged on life-contingent Single Stipulated Payment Immediate Annuity Contracts or during any payout under Options 1, 2, 3, 4 or similar life-contingent payment options agreed to by SBL. Once the contract is issued, the amount of the Administrative Fee under that Contract may not be increased by SBL.

   (B) STATE PREMIUM TAXES

   An amount for state premium taxes (which presently range from 0 percent to 3.5 percent) customarily will be deducted when assessed by a given state. In most cases, if the Contract is to be annuitized, the dollar amount of any such tax is assessed and deducted from the Contract Value at the time annuity payments commence. In some states, premium taxes are assessed by the state at the time Purchase Payments are made rather than at the time annuity payments commence. In such states, SBL will pay the tax when assessed and will deduct a pro rata share of the amount of any such tax from any partial withdrawal and any remaining amount of tax from the Contract Value at the time the contract is surrendered or annuity payments commence. SBL, however, reserves the right to deduct the premium tax when assessed.

   (C) ACTUARIAL RISK FEE

   SBL assumes a number of risks under the Variflex Contracts. While Variable Annuity payments will vary in accordance with the investment performance of the selected Series, the amount of such payments will not be decreased because of adverse mortality experience of Annuitants as a class or because of an increase in actual expenses of SBL over the expense charges provided for in the Contracts. SBL assumes the risk that Annuitants as a class may live longer than expected (necessitating a greater number of annuity payments) and that fees deducted may not prove sufficient to cover its actual costs. In assuming these risks, SBL agrees to continue annuity payments under life-contingent annuity options, determined in accordance with the annuity tables and other provisions of the Variflex Contracts, to the Annuitant or other payee for as long as he or she may live. In addition, SBL is at risk for the death benefits payable under the Variflex Contracts, to the extent that the death benefit in such cases exceeds the Contract Value.

   For SBL's contractual promise to accept these risks, an Actuarial Risk Fee will be assessed daily against Variflex based on the value of its net assets, at an annual rate of 1.2 percent. This fee is assessed during the Accumulation Period and the Annuity Period against life-contingent and non-life-contingent options, even though certain of the covered risks are not present in the latter case. SBL may ultimately realize a profit from this fee to the extent it is not needed to cover mortality and administrative expenses, but SBL may realize a loss to the extent the fee is not sufficient. SBL may use any profit derived from this fee for any lawful purpose, including distribution expenses.

   (D) CHARGES FOR TAXES

   Charges may be made against Variflex only as may be appropriate in the future to reimburse SBL for the amount of any tax liability (state or federal) paid or reserved by SBL which results from the maintenance of Variflex. SBL does not currently expect that there will be any charge for such taxes. (See "Charge for SBL Taxes," page 26.)

SEQUENTIAL DEDUCTION OF FEES

   When annual Administrative Fees are deducted from the value of a Contract, they shall be deducted from the Contractowner's Contract Value in the Variflex Series in the following order: Money Market Series, High Grade Income Series, Global Aggressive Bond Series, Growth-Income Series, Equity Income Series, Managed Asset Allocation Series, Specialized Asset Allocation Series, Growth Series, Worldwide Equity Series, Social Awareness Series, and Emerging Growth Series, and then from the General Account. The value in each Variflex Series will be depleted before the next Series is charged. This sequence is designed to charge first those account assets which are more liquid or tend to experience less capital fluctuation.

VARIATIONS IN CHARGES

   SBL may reduce or waive the amount of the contingent deferred sales charge and administrative charge for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment, the amounts of projected Purchase Payments, or that the Contract is sold in connection with a group or sponsored arrangement. SBL may also reduce or waive the contingent deferred sales charge and administrative charge on Contracts sold to directors, officers and bona fide full-time employees of SBL and its affiliated companies; the spouses, grandparents, parents, children, grandchildren and siblings of such directors, officers and employees and their spouses; and salespersons (and their spouses and minor children) who are licensed with SBL to sell variable annuities.

   SBL will only reduce or waive such charges where expenses associated with the sale of the Contract or the costs associated with administering and maintaining the Contract are reduced. Additional information about reductions in charges is contained in the Statement of Additional Information.

                        DISTRIBUTIONS UNDER THE CONTRACT

ACCUMULATION PERIOD

FULL AND PARTIAL WITHDRAWALS

   To the extent permitted by the Plan under the terms of which the Contract was purchased, any Contract or Participant's Individual Account may be withdrawn, in full or partially, during the Accumulation Period, subject to the limitations discussed herein. If any partial withdrawal exceeds 90 percent of the then current Contract Value of a Participant's Individual Account or an individual Contract, the then current full value may be paid and the account shall be closed or the Contract canceled, respectively. A request for a partial withdrawal under a Contract should specify the allocation of that withdrawal, as applicable, from the General Account and each Series of Variflex. In the absence of specification, SBL will, without further instruction, take the amounts needed to satisfy the withdrawal from the Series in the manner set forth in "Sequential Deduction of Fees," above.

   The proceeds received upon a full withdrawal will be equal to the Contract Value as of the end of the Valuation Period during which a proper withdrawal request is received by SBL at its home office, less any pro rata Administrative Fee, any applicable contingent deferred sales charge, and any outstanding Contract Debt. To the extent possible, upon a partial withdrawal, any charges will be deducted from the value remaining in the Contract after the Contractowner has received the amount requested.

   Upon receipt of an application for a partial or full withdrawal of a Contract or account signed by the Contractowner, the applicable Accumulation Unit value will be that determined as of the end of the Valuation Period that a proper written request is received in SBL's home office.

   A full or partial withdrawal may subject a Contractowner to adverse tax consequences, including the 10 percent penalty tax that may be imposed on withdrawals made prior to the Contractowner attaining age 59 1/2. For a discussion of the tax consequences of withdrawals, see "Constraints on Distributions from Certain Section 403(b) Annuity Contracts" on page 23 and "Federal Tax Matters" on page 26.

   Payment of any withdrawal will be made in cash as soon as practicable, but in no event later than seven days after a request is received in SBL's home office, subject to postponement (i) for any period during which the New York Stock Exchange is closed other than customary weekend and holiday closings or when trading on such exchange is restricted, (ii) for any period during which an emergency exists as a result of which disposal by Variflex of securities owned by it is not reasonably practicable or it is not reasonably practicable for Variflex fairly to determine the value of its net assets, or (iii) for such other periods as the Securities and Exchange Commission may by order permit for the protection of Contractowners and Participants. The Securities and Exchange Commission shall, by rules and regulations, determine the conditions under which trading shall be deemed to be restricted, and an emergency shall be deemed to exist.

   Except as specified with respect to partial withdrawals exceeding 90 percent, no partial withdrawal will directly affect future requirements to make Purchase Payments or the Annuity Commencement Date of the Contract or account. Contracts have other provisions which encourage the Contractowner to continue the Contract in times of emergency, including the right to discontinue Purchase Payments for such periods as may be permitted by the Plan and to resume payments at a later date without penalty.

SYSTEMATIC WITHDRAWALS

   SBL currently offers a feature under which systematic withdrawals may be elected. Under this feature, a Contractowner may elect, before the Annuity Commencement Date, to receive systematic withdrawals that are not subject to a contingent deferred sales charge by sending a properly completed Systematic Withdrawal Request form to SBL. Systematic withdrawals are available immediately from VIVA Contracts and generally are available from other Variflex Contracts beginning 37 months after the date that the initial Purchase Payment is credited to the Contract. Systematic withdrawals are available, however, during the first 37 months of a Contract, provided that Contract Value is $40,000 or more at the time the systematic withdrawal request is received by SBL.

   A Contractowner may request that systematic withdrawals be made monthly, quarterly, semiannually, or annually (1) in a fixed amount not to exceed in any Contract Year an amount equal to 10 percent of Contract Value as of the date of the first systematic withdrawal under the current request; (2) in Level Payments calculated by SBL subject to the 10 percent limit described in (1) above; (3) for a specified period of at least five years for Variflex Contracts that have been in force 37 months or more, 10 years for other Variflex Contracts and 15 years for VIVA Contracts; (4) of all earnings in the Contract; or (5) calculated according to age recalculation which is described under "Optional Annuity Forms" on page 25.

   Each systematic withdrawal must be at least $25. Upon payment of a systematic withdrawal, the Contractowner's Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable premium taxes and, if withdrawals exceed the amounts described in (1) through (5) above, any applicable contingent deferred sales charges. Any systematic withdrawal that equals or exceeds the Contract Value will be treated as a full withdrawal. The Contract will automatically terminate if a systematic withdrawal causes the Contract Value to equal zero.

   Each systematic withdrawal will be effected as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal will be allocated to the Contractowner's Contract Value in the Variflex Series and the General Account as instructed by the Contractowner. If no instructions are provided, SBL will make systematic withdrawals from the Variflex Series and the General Account in the order set forth under "Sequential Deduction of Fees," on page 20.

   The Free Withdrawal Right discussed under "Charges and Deductions" on page 18 is not available while a Contractowner is receiving systematic withdrawals and systematic withdrawals in excess of the amounts described above are subject to any applicable contingent deferred sales charges. Upon termination of systematic withdrawals, the Free Withdrawal Right will be available in the Contract Year following termination. Systematic withdrawals may be terminated upon proper written request by the Contractowner received by SBL at least 30 days in advance of the requested date of termination.

   The tax consequences of systematic withdrawals, including the 10 percent penalty tax that may be imposed on withdrawals made prior to the Owner attaining age 59 1/2, should be carefully considered. For a discussion of the tax consequences of withdrawals, see "Constraints on Distributions from Certain
Section 403(b)  Annuity  Contracts" on page 23 and "Federal Tax Matters" on page
26. SBL may, at any time, discontinue, modify or suspend systematic withdrawals.

FREE-LOOK RIGHT

   A Contractowner may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when the Contractowner receives the Contract. The returned Contract will then be deemed void and SBL will refund any Purchase Payments allocated to the General Account plus the Contract Value in the Variflex Series plus any charges deducted from the Series and premium taxes, if any. SBL will refund Purchase Payments allocated to the Series rather than Contract Value in those states that require it to do so.

DEATH BENEFIT DURING ACCUMULATION PERIOD

   If the Annuitant under a Variflex Contract, other than a Group Unallocated Contract, dies during the Accumulation Period, SBL will pay the death benefit proceeds to the beneficiary upon receipt of due proof of the Annuitant's death and instructions regarding payment. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt and any uncollected premium taxes. If the Annuitant dies during the Accumulation Period and the age of the Annuitant was 75 or younger on the Contract Date, the amount of the death benefit will be the greatest of: (1) the sum of all Purchase Payments made reduced by any partial withdrawals; (2) the Contract Value on the date due proof of death and instructions regarding payment are received by SBL at its home office; or (3) the stepped-up death benefit. The stepped-up death benefit is:
(a) the largest Contract Value on any Contract anniversary that is both an exact multiple of six and occurs prior to the Annuitant reaching age 76, plus (b) any Purchase Payments received since the applicable Contract anniversary, less (c) any reductions caused by partial withdrawals since the applicable Contract anniversary. For Contracts in effect for six Contract Years or more as of May 1, 1991, the Contract Value on the Contract anniversary immediately preceding May 1, 1991, will be used as the sixth Contract anniversary in determining the stepped-up death benefit.

   If the Annuitant dies during the Accumulation Period and the age of the Annuitant was 76 or greater on the Contract Date, the amount of the death benefit will be the greater of: (1) the sum of all Purchase Payments made reduced by any partial withdrawals; or (2) the Contract Value on the date due proof of death and instructions regarding payment are received by SBL at its home office.

   Notwithstanding the foregoing, the death benefit for Contracts issued in Florida is as follows. If the Annuitant was 75 or younger on the date of death, the death benefit is the greatest of (1) or (2) above or (3) the largest Contract Value on any Contract anniversary that is an exact multiple of six, less any partial withdrawals since that anniversary. If the Annuitant was 76 or older on the date of death, the death benefit is the Contract Value on the date due proof of death and instructions regarding payment are received, less any applicable withdrawal charges. SBL currently waives any withdrawal charges applicable to the death benefit.

   In lieu of payment in one lump sum, an individual Contractowner or a Participant under a Group Allocated Contract may elect that the death benefit be applied under any one of the optional annuity forms described on page 25. If the Contractowner or Participant did not make such an election, the beneficiary may do so. The person selecting the optional annuity settlement may also designate contingent beneficiaries to receive any further amounts due, should the first beneficiary die before completion of the specified payments. The manner in which annuity payments to the beneficiary are determined and in which they may vary from month to month are described under "Annuity Period," on page 24.

   The death benefit under a Group Unallocated Contract will be an amount not greater than that under the provisions of the Plan to be paid in the case of the death of the Participant. The death benefit for a Participant cannot exceed the present value of the current accrued portion of the pension benefit payable at the normal retirement date under the Plan for the Participant. If the Plan is being funded by more than one method and/or contract, the maximum death benefit payable under a Variflex Contract will be reduced. In this case of multiple funding, the maximum death benefit will be reduced by multiplying it by the following ratio of "a" divided by "b" where:

   a.  is the total value under the Variflex Contract.

   b. is the total of the contract values and/or funds accumulated under all funding methods and/or contracts.

The Contractowner must provide the information to calculate the death benefit before it will be paid and the death benefit amount will be paid as a partial surrender under the Group Unallocated Contract. The partial surrender will be paid without imposition of a contingent deferred sales charge and will not be considered as a free withdrawal.

   For Non-Qualified Contracts, the death benefit described herein will be paid in the event of the death of the Annuitant OR CONTRACTOWNER to meet the requirements of Section 72(s) of the Internal Revenue Code. The amount of the death benefit in the event of the Contractowner's death will be based on the age of the Contractowner on the Contract Date. For Non-Qualified Contracts, if the surviving spouse of the deceased Contractowner is the sole beneficiary, such spouse may elect to continue the Contract in force until the earliest of the surviving spouse's death or the Annuity Commencement Date or receive the death benefit proceeds. For any beneficiary other than a surviving spouse, only those options may be chosen that provide for complete distribution of the Contractowner's interest in the Contract within five years of the death of the Owner. If the beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Contractowner's death over a period not extending beyond the beneficiary's life or life expectancy. The beneficiary of the death benefit payable upon the death of the Contractowner prior to maturity is the same beneficiary as that designated for the Annuitant's death benefit, unless another beneficiary is designated.

LOANS AVAILABLE FROM CERTAIN QUALIFIED CONTRACTS

   The Contractowner of a Contract issued in connection with a retirement plan that is qualified under Section 401 or 403(b) of the Internal Revenue Code may borrow money from SBL using his or her Contract Value as the only security for the loan by submitting a written request to SBL. A loan may be taken while the Owner is living and prior to the Annuity Commencement Date.

   The minimum loan that may be taken is $1,000. The maximum loan that can be taken is generally equal to the lesser of: (1) $50,000 reduced by the excess of:
(a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50 percent of the Contract Value or $10,000, whichever is greater. However, an amount may not be borrowed which exceeds the annuity's total value minus the amount needed as security for the loan as described below. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since SBL has no information concerning outstanding loans with other providers, we will use only information available under annuity contracts issued by us. In addition, reference should be made to the terms of the particular Qualified Plan for any additional loan restrictions.

   When an  eligible  Contractowner  takes a loan,  Contract  Value in an amount equal to the loan amount is transferred from the Variflex Series and/or the General Account into an account called the "Loan Account." In addition, 10 percent of the loaned amount will be held in the General Account as security for the loan. Amounts allocated to the Loan Account earn 3.5 percent, the minimum rate of interest guaranteed under the General Account. Amounts acting as security for the loan in the General Account will earn the current rate of interest.

   Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be 5.50 percent. Because the Contract Value maintained in the Loan Account will always be equal in amount to the outstanding loan balance, the net cost of a loan is 2 percent.

   Loans must be repaid within five years, unless SBL determines that the loan is to be used to acquire a principal residence of the Owner, in which case the loan must be repaid within 30 years. Loan payments must be made at least quarterly and may be prepaid at any time. Upon receipt of a loan payment, SBL will transfer Contract Value from the Loan Account to the General Account and/or the Series according to the Contractowner's current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding. The amount held as security for the loan will also be reduced by each loan payment so that the security is again equal to 10 percent of the outstanding loan balance immediately after the loan payment is made. However, amounts which are no longer needed as security for the loan will not automatically be allocated back among the General Account and/or Series in accordance with the Contractowner's Purchase Payment instructions.

   If any required loan payment is not made, within 30 days of the due date for loans with a monthly repayment schedule or within 90 days of the due date for loans with a quarterly repayment schedule, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default, and the entire loan balance, with any accrued interest, will be reported as income to the Internal Revenue Series ("IRS"). Once a loan has gone into default, regularly scheduled payments will not be accepted, and no new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default and if such interest is not paid by December 31st of each year, it will be added to the outstanding balance of the loan and will be reported to the IRS. Contract Value equal to the amount of the accrued interest will be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance will be deducted from Contract Value upon the Contractowner's attained age 59 1/2. The Contract will be automatically terminated if the outstanding loan balance on a loan in default equals or exceeds the amount for which the Contract may be surrendered, plus any withdrawal charge. The proceeds from the Contract will be used to repay the debt and any applicable withdrawal charge. Because of the adverse tax consequences associated with defaulting on a loan, a Contractowner should carefully consider his or her ability to repay the loan and should consult with a tax advisor before requesting a loan.

   While the amount to secure the loan is held in the General Account and the amount of the outstanding loan balance is held in the Loan Account, the Owner forgoes the investment experience of the Series and the current rate of interest on the Loan Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal or upon payment of the death benefit.

   A Contractowner should consult with his or her tax adviser on the effect of a loan.

   The foregoing discussion of Contract loans is general and does not address the tax consequences resulting from all situations in which a person may receive a Contract loan. For plans that are subject to the Employee Retirement Income Security Act ("ERISA"), loans may not be available or may be subject to certain restrictions. A competent tax adviser should be consulted before obtaining a Contract loan.

CONSTRAINTS ON DISTRIBUTIONS FROM CERTAIN SECTION 403(B) ANNUITY CONTRACTS

   The Internal Revenue Code imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b).
Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. Section 403(b)(11) requires that distributions from Section 403(b) annuities that are attributable to employee contributions under a salary reduction agreement not begin before the employee (i) reaches age 59 1/2, (ii) separates from service, (iii) dies, (iv) becomes disabled or (v) incurs a hardship. SBL reserves the right to require satisfactory written proof of the events in items (i) through (v) prior to any distribution from the Contract. Furthermore, distributions of income attributable to such contributions may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as for paying medical expenses, the purchase of a principal residence, or paying certain tuition expenses. An Owner of or Participant under a Variflex Contract purchased as a Section 403(b) annuity contract will not, therefore, be entitled to exercise the right of withdrawal, including systematic withdrawals, as described in this Prospectus, in order to receive amounts attributable to elective contributions credited to such Participant after December 31, 1988 under the Contract unless one of the foregoing conditions has been satisfied. A Participant's value in a Contract may be able to be transferred to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer's Section 403(b) arrangement.

ANNUITY PERIOD

ANNUITY PROVISIONS

   Life-contingent Variable Annuity payments are determined on the basis of (a) the mortality table (1983 Table a) specified in the contract (except for single payment immediate contracts which contain no tables, but for which annuity rates are available upon request) which generally reflects the age and sex of the Variable Annuitant and the type of annuity payment option selected, and (b) the investment performance of Variflex.

   Pursuant to the U.S. Supreme Court decision in Arizona Governing Committee for Tax Deferral Annuity and Deferred Compensation Plans v. Norris, which held that an employer subject to Title VI of the Civil Rights Act of 1964 may not offer its employees the option of receiving retirement benefits calculated on the basis of sex, Variflex Contracts for Participants in such Plans will offer retirement benefits calculated only on a unisex basis. To the extent that future legislation expands requirements for unisex rates, Variflex Contracts will conform to such requirements.

ELECTION OF ANNUITY COMMENCEMENT DATE AND FORM OF ANNUITY

   (A) NON-QUALIFIED CONTRACTS

   The date on which annuity payments are to begin and the form of option are elected in the application. A Contract may not be purchased after age 80 and annuity payments must begin no later than age 90, except that for Contracts purchased on or before June 1, 1986, payments must begin no later than age 85. If no such elections are made, SBL reserves the right to automatically begin payments at age 65 (or if age at purchase was over 55, then 10 years after issue) under Option 2 set out below, with 120 monthly payments certain. The Annuity Commencement Date of individual and Group Allocated Contracts cannot be less than 37 months after the date the first contribution is credited to the Contract, except for Single Stipulated Payment Immediate Annuity Contracts.

   (B) QUALIFIED CONTRACTS

   For Qualified Contracts, the Annuity Commencement Date cannot be less than 37 months after the date the first contribution is credited to the contract, except for Single Payment Immediate Annuity Contracts.

   Contracts purchased in accordance with Plans qualifying under Section 401 or 403(a) of the Internal Revenue Code provide for annuity payments to begin on the date and under the annuity options provided for in the Plan. Contracts qualifying under Section 408 of the Code provide that annuity payments may not commence without penalty until after the Participant attains age 59 1/2, but no later than age 70 1/2, and that the optional annuity form selected must conform to the distribution requirements of Section 408.

   For contracts qualifying under Section 403(b) of the Code, the date on which annuity payments are to begin and the form of option are elected in the application. The option may be any one of Options 1 through 5 or Option 8 as shown below (provided that distributions under the option comply with the minimum distribution rules of the Code), and the Annuity Commencement Date must be no later than that allowed by law. Distributions from 403(b) contracts must generally begin by the April 1 following the year in which the Annuitant reaches age 70 1/2.

   For Contracts qualifying under Section 403(c) or 457 of the Code, the date on which annuity payments are to begin and the form of option are provided for in the Plan agreement. Changes in such election of option may be made at any time up to 30 days prior to the date on which annuity payments are to begin. Payments under a Contract qualifying under Section 457 of the Code must comply with minimum distribution rules generally applicable to qualified retirement plans.

   If no election of an Annuity Commencement Date is made, SBL reserves the right to automatically begin payments at age 65 (or if age at purchase was over 55, then 10 years after issue) under Option 2, with 120 monthly payments certain.

ALLOCATION OF BENEFITS

   For the Annuity Period, if no election is made to the contrary, the Accumulation Units of each Series in Variflex (held on the Annuity Commencement
Date) will be changed into Variable Annuity Units and applied to provide a Variable Annuity based on that Series.

   In lieu of this automatic allocation of annuity benefits, the Contractowner or Participant may elect to convert his or her Accumulation Units to any other Series in Variflex. After the Annuity Commencement Date, further changes affecting the account allocation may be made only once each calendar year except for contracts receiving payments pursuant to annuity options 5, 6, 7 or 8, the allocation of which may be changed as described under "Transfer of Contract Value" on page 17. Each Contractowner or Participant may convert Variable Annuity Units of one Series into Variable Annuity Units of another Series as discussed above at any time other than the five-day interval prior to and including any annuity payment date.

   No election may be made for any individual unless such election would produce a periodic payment of at least $25 to that individual and if a combination benefit is elected, no election may be made unless the guaranteed and variable payments would each be at least $25.

OPTIONAL ANNUITY FORMS

   The following optional annuity forms are available. Individual factual situations or Plan provisions may vary, however, and special rules not discussed herein may control.

   OPTION 1 -- LIFE INCOME -- Monthly payments will be made during the lifetime of the Annuitant with payments ceasing upon death, regardless of the number of payments received. There is no minimum number of payments guaranteed under this option and it is possible for an Annuitant to receive only one annuity payment if the Annuitant's death occurred prior to the due date of the second annuity payment, or only two if death occurred prior to the due date of the third annuity payment, etc.

   OPTION 2 -- LIFE INCOME WITH GUARANTEED PAYMENTS OF 5, 10, 15, OR 20 YEARS -- Monthly payments will be made during the lifetime of the Annuitant with payments made for a stated period of not less than 5, 10, 15, or 20 years, as elected. If, at the death of the Annuitant, payments have been made for less than the stated period, annuity payments will be continued during the remainder of such period to the beneficiary.

   OPTION 3 -- UNIT REFUND LIFE INCOME -- Monthly payments will be made during the lifetime of the Annuitant. If, at the death of the Annuitant, payments have been made for less than the number of months determined by dividing the amount applied under this Option by the first monthly payment, the remainder of such payments will continue to the beneficiary. The Option guarantees that the annuity units but not necessarily the dollar value applied under a variable payout will be repaid to the Annuitant or his or her beneficiary.

   OPTION 4 -- JOINT AND SURVIVOR ANNUITY -- Monthly payments will be made during the lifetime of the Annuitant and another named Annuitant and thereafter during the lifetime of the survivor, ceasing upon the death of the survivor. There is no minimum number of payments guaranteed under this option and it is possible for only one annuity payment to be made if both Annuitants under the Option died prior to the due date of the second annuity payment, or only two payments if both died prior to the third annuity payment due date, etc.

   OPTION 5 -- INSTALLMENT PAYMENTS FOR A FIXED PERIOD -- Monthly payments will be made for a specified number of years. The amount of each payment will be determined by multiplying (a) the Accumulation Unit Value for the day the payment is made, times (b) the result of dividing the number of Accumulation Units applied under this Option by the number of remaining monthly payments. If at the death of the Annuitant, payments have been made for less than the specified number of years, the remaining unpaid payments will be paid to the beneficiary.

   OPTION 6 -- INSTALLMENT PAYMENTS FOR A FIXED AMOUNT -- Equal monthly payments will be made until the amount applied, adjusted daily by the investment results, is exhausted. The final payment will be the amount remaining with SBL.

   OPTION 7 -- DEPOSIT OPTION -- The amount due under the Contract on the Annuity Commencement Date may be left on deposit with SBL for placement in its General Account with interest at the rate of not less than 2 percent per year. Interest will be paid annually, semiannually, quarterly or monthly as elected. This option may not be available under certain Qualified Contracts.

   OPTION 8 -- IRC AGE RECALCULATION -- Monthly payments will be made until the amount applied to this Option, adjusted daily by the investment results, is exhausted. The amount of monthly payments will be based upon the Annuitant's life expectancy, or the joint life expectancies of the Annuitant and his or her beneficiary, at the Annuitant's attained age (and the beneficiary's attained or adjusted age, if applicable) each year as computed by reference to actuarial tables prescribed by the Treasury Secretary.

   The contingent deferred sales charge, where applicable, will be deducted from annuity payments under Annuity Options 5, 6, 7 and 8 and other non-life contingent payment options mutually agreed to with SBL, except that the contingent deferred sales charge is waived if annuity payments extend over a period of at least 5 years and are made in substantially equal amounts.

   OTHER ANNUITY FORMS -- Provision may be made for annuity payments in any reasonable arrangement mutually agreed upon.

   If the beneficiary dies while receiving payments certain under Option 2, 3, 5, 6 or 8 above, the present value may be paid in a lump sum to the estate of the beneficiary.

VALUE OF VARIABLE ANNUITY PAYMENTS:  ASSUMED INVESTMENT RATES

   The annuity tables in the Contract which are used to calculate the annuity payments are based on an "assumed investment rate" of 3.5 percent. If the actual investment performance of the particular Series selected is such that the net investment return to Variflex is 3.5 percent per annum, payments will remain constant. If the net investment return exceeds 3.5 percent, the payments will increase and if the return is less than 3.5 percent, the payments will decline. Use of a higher investment rate assumption would mean a higher initial payment but a more slowly rising series of subsequent payments in a rising market (or a more rapidly falling series of subsequent payments in a declining market). A lower assumption would have the opposite effect. Generally, one might expect an equity investment to experience more significant market fluctuations than a debt investment, and a longer term debt investment to experience more market fluctuation  than a shorter term debt  investment.  Thus,  while there can be no certainty, more fluctuation might be expected in the value of Growth, Growth-Income, Worldwide Equity, Social Awareness, Emerging Growth, Global Aggressive Bond, Equity Income, Specialized Asset Allocation and Managed Asset Allocation Series. The High Grade Income Series should experience a lesser amount of fluctuation, and the Money Market Series should experience the least fluctuation.

   The payment amount will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for life annuities than for joint and survivor annuities, because the life annuities are expected to be made for a shorter period.

   At the election of the Contractowner, where state law permits, a Single Payment Immediate Annuity Contract with annuity payments commencing immediately may provide annuity benefits based on an assumed investment rate other than 3.5 percent. The annuity rates for Single Payment Immediate Annuity Contracts are available upon request from the home office.

   The method of computing the Variable Annuity payment is described in more detail in the Statement of Additional Information.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

   Plans for participants in the Texas Optional Retirement Program contain restrictions required under the Texas Education Code. In accordance with those restrictions, a participant in such a Plan will not be permitted to make withdrawals prior to such participant's retirement, death or termination of employment in a Texas public institution of higher education.

                               FEDERAL TAX MATTERS

INTRODUCTION

   The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon SBL's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. SBL DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

TAX STATUS OF SBL AND THE SEPARATE ACCOUNT

GENERAL

   SBL intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of SBL, SBL will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

CHARGE FOR SBL TAXES

   A charge may be made for any federal taxes incurred by SBL that are attributable to the Separate Account, the Subaccounts or to the operations of SBL with respect to the Contracts or attributable to payments, premiums, or acquisition costs under the Contracts. SBL will review the question of a charge to the Separate Account, the Subaccounts or the Contracts for SBL's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of SBL or of income and expenses under the Contracts is ultimately determined to be other than what SBL currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in SBL's tax status.

DIVERSIFICATION STANDARDS

   Each Series of the Mutual Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55 percent of the total assets of a Series may be represented by any one investment, no more than 70 percent may be represented by any two investments, no more than 80 percent may be represented by any three investments, and no more than 90 percent may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Series, intends to comply with the diversification requirements of Section 817(h).

   In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contractowner's gross income. The IRS has stated in published rulings that a variable contractowner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

   The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Contractowner has additional flexibility in allocating purchase payments and Contract Values. These differences could result in a Contractowner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, SBL does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. SBL therefore reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations or rulings are adopted, there can be no assurance that the Series will be able to operate as currently described in the Prospectus, or that the Fund will not have to change any Series' investment objective or investment policies.

INCOME TAXATION OF ANNUITIES IN GENERAL -- NON-QUALIFIED PLANS

   Section 72 of the Code governs the taxation of annuities. In general, a Contractowner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons" on page 28 and "Diversification Standards" on page 26. Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies SBL of that election.

   1. Surrenders or Withdrawals Prior to the Annuity Commencement Date

   Code Section 72 provides that amounts received upon a total or partial withdrawal (including systematic withdrawals) from a Contract prior to the Annuity Commencement Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of purchase payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.

   2. Surrenders or Withdrawals on or after the Commencement Start Date

   Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates.

   For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the "excludable amount," which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.

   3. Penalty Tax on Certain Surrenders and Withdrawals

   With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed equal to 10 percent of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d));
(vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

   If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item
(iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2.

ADDITIONAL CONSIDERATIONS

   1. Distribution-at-Death Rules

   In order to be treated as an annuity contract, a contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Commencement Date, and before the entire interest in the Contract has been distributed, the remainder of the owner's interest will be distributed at least as quickly as the method in effect on the owner's death; and (b) if any owner dies before the Annuity Commencement Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.

   Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Beneficiary is the deceased owner's spouse.

   2. Gift of Annuity Contracts

   Generally, gifts of non-tax qualified Contracts prior to the Annuity Commencement Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10 percent penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

   3. Contracts Owned by Non-Natural Persons

   If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the purchase payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

   4. Multiple Contract Rule

   For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified annuity contracts issued by the same insurer to the same Contractowner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's Annuity Commencement Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10 percent penalty tax) to the extent of the combined income in all such contracts.

   In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Commencement
Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10 percent penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the "exclusion ratio" under the contract.

   5. Possible Tax Changes

   In recent years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities, and President Clinton's fiscal-year 1999 Budget proposal includes a provision that, if adopted, would impose new taxes on owners of variable annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

   6. Transfers, Assignments or Exchanges of a Contract

   A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Commencement Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.

QUALIFIED PLANS

   The Contract may be used with Qualified  Plans that meet the  requirements of
Section 401, 403(b), 408, 408A or 457 of the Code. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Contractowners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, SBL may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, a Contractowner's Beneficiary designation or elected payment option may not be enforceable.

   The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or in the case of distributions of amounts contributed under salary reduction agreements, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into SBL's Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

   The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

   1. Section 401

   Code Section 401 permits employers to establish various types of retirement plans (e.g., pension, profit sharing and 401(k) plans) for their employees. For this purpose, self-employed individuals (proprietors or partners operating a trade or business) are treated as employees and therefore eligible to participate in such plans. Retirement plans established in accordance with
Section 401 may permit the purchase of Contracts to provide benefits thereunder.

   In order for a retirement plan to be "qualified" under Code Section 401, it must: (i) meet certain minimum standards with respect to participation, coverage and vesting; (ii) not discriminate in favor of "highly compensated" employees;
(iii) provide  contributions or benefits that do not exceed certain limitations;
(iv) prohibit the use of plan assets for purposes other than the exclusive benefit of the employees and their beneficiaries covered by the plan; (v) provide for distributions that comply with certain minimum distribution requirements; (vi) provide for certain spousal survivor benefits; and (vii) comply with numerous other qualification requirements.

   A retirement plan qualified under Code Section 401 may be funded by employer contributions, employee contributions or a combination of both. Plan participants are not subject to tax on employer contributions until such amounts are actually distributed from the plan. Depending upon the terms of the particular plan, employee contributions may be made on a pre-tax or after-tax basis. In addition, plan participants are not taxed on plan earnings derived from either employer or employee contributions until such earnings are distributed.

   Each employee's interest in a retirement plan qualified under Code Section 401 must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70 1/2 or retires ("required beginning date"). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).

   If an employee dies before reaching his or her required beginning date, the employee's entire interest in the plan must generally be distributed within five years of the employee's death. However, the five-year rule will be deemed satisfied, if distributions begin before the close of the calendar year following the year of the employee's death to a designated beneficiary and are made over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee's surviving spouse, distributions may be delayed until the employee would have reached age 70 1/2.

   If an employee dies after reaching his or her required beginning date, the employee's interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee's death.

   Annuity  payments  distributed  from a retirement  plan qualified  under Code
Section 401 are taxable under Section 72 of the Code. Section 72 provides that the portion of each payment attributable to contributions that were taxable to the employee in the year made, if any, is excluded from gross income as a return of the employee's investment. The portion so excluded is determined by dividing the employee's investment in the plan by (1) the number of anticipated payments determined under a table set forth in Section 72 of the Code or (2) in the case of a contract calling for installment payments, the number of monthly annuity payments under such contract. The portion of each payment in excess of the exclusion amount is taxable as ordinary income. Once the employee's investment has been recovered, the full annuity payment will be taxable. If the employee should die prior to recovering his or her entire investment, the unrecovered investment will be allowed as a deduction on the employee's final return. If the employee made no contributions that were taxable when made, the full amount of each annuity payment is taxable as ordinary income.

   A "lump-sum" distribution from a retirement plan qualified under Code Section 401 is eligible for favorable tax treatment. A "lump-sum" distribution means the distribution within one taxable year of the balance to the credit of the employee which becomes payable: (i) on account of the employee's death, (ii) after the employee attains age 59 1/2, (iii) on account of the employee's termination of employment (in the case of a common law employee only) or (iv) after the employee has become disabled (in the case of a self-employed person only).

   As a general rule, a lump-sum distribution is fully taxable as ordinary income except for an amount equal to the employee's investment, if any, which is recovered tax-free. However, special five-year averaging may be available, provided the employee has reached age 59 1/2 and has not previously elected to use income averaging. (Special five-year averaging has been repealed for distributions after 1999.) Special ten-year averaging and capital-gains treatment may be available to an employee who reached age 50 before 1986.

   Distributions from a retirement plan qualified under Code Section 401 may be eligible for a tax-free rollover to either another qualified retirement plan or to an individual retirement account or annuity (IRA). See "Rollovers" on page 32.

   2. Section 403(b)

   Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in
Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. The Contract may be purchased in connection with a
Section 403(b) annuity program.

   Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements.
Section 403(b) annuities are generally subject to minimum distribution requirements similar to those applicable to retirement plans qualified under
Section 401 of the Code. See "Section 401" on page 29.

   A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee's rights under a Section 403(b) contract must be nonforfeitable. Numerous limitations apply to the amount of contributions that may be made to a Section 403(b) annuity contract. The applicable limit will depend upon, among other things, whether the annuity contract is purchased with employer or employee contributions.

   Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee.

   A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59 1/2, (ii) terminates employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship).

   Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to either another Section 403(b) annuity contract or to an individual retirement account or annuity (IRA). See "Rollovers" on page 32.

   3. Section 408 and Section 408A

   INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as an IRA. The IRAs described in this paragraph are called
"traditional IRAs" to distinguish them from the new "Roth IRAs" which became available in 1998. Roth IRAs are described below.

   IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed $2,000 (except in the case of a rollover contribution). Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits.

   Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances.

   In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code; however, the required beginning date for traditional IRAs is generally the date that the Contractowner reaches age 70 1/2--the Contractowner's retirement date, if any, will not affect his or her required beginning date. See "Section 401" on page 29. Distributions from IRAs are generally taxed under Code
Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution which bears the same ratio as the individual's nondeductible contributions bears to the expected return under the IRA.

   Distributions from a traditional IRA may be eligible for a tax-free rollover to another traditional IRA. In certain cases, a distribution from a traditional IRA may be eligible to be rolled over to a retirement plan qualified under Code
Section 401(a) or a Section 403(b) annuity contract. See "Rollovers" on page 32.

   The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.

   ROTH IRAS. Section 408A of the Code permits eligible individuals to establish a Roth IRA, a new type of IRA which became available in 1998. The Contract may be purchased as a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals that meet certain requirements are not subject to federal income tax. Sale of the contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contractowner's life time. Generally, however, the amount in a remaining Roth IRA must be distributed by the end of the fifth year after the death of the Contractowner.

   The Internal Revenue Service has not reviewed the Contract for qualification as a Roth IRA and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with Roth IRA qualification requirements.

   SIMPLE INDIVIDUAL RETIREMENT ANNUITIES. The Small Business Job Protection Act of 1996 created a new retirement plan, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE plans). Depending upon the type of SIMPLE plan, employers may deposit the plan contributions into a single trust or into SIMPLE Individual Retirement Annuities ("SIMPLE IRA") established by each participant.

   Information on eligibility to participate in an employer's SIMPLE Plan will be included in the summary description of the plan furnished to the participants by their employer. Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions. On a pre-tax basis, participants may elect to contribute (through salary deferrals) up to $6,000 of their compensation to a SIMPLE IRA. In addition, employers are required to make either
(1) a dollar-for-dollar matching contribution or (2) a nonelective contribution to their account each year. Finally, participants may roll over or transfer contributions to their SIMPLE IRA from another SIMPLE IRA.

   In general, SIMPLE IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code; however, the required beginning date for SIMPLE IRAs is generally the date that the Contractowner reaches age 70 1/2--the Contractowner's retirement date will not affect his or her required beginning date. Amounts used to purchase SIMPLE IRAs generally are excludable from the taxable income of the participant. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the participant.

   Distributions from a SIMPLE IRA may be eligible for a tax-free rollover or transfer to another SIMPLE IRA. However, a distribution from a SIMPLE IRA is NEVER eligible to be rolled over to a retirement plan qualified under Code
Section 401(a) or a Section 403(b) annuity contract.

   The Internal Revenue Service has not reviewed the Contract for qualification as a SIMPLE IRA, and has not addressed in a ruling of general applicability whether the death benefit provision such as the provision in the Contract comports with SIMPLE IRA qualification requirements.

   4. Section 457

   Section 457 of the Code permits employees of state and local governments and units and agencies of state and local governments as well as tax-exempt organizations described in Section 501(c)(3) of the Code to defer a portion of their compensation without paying current taxes if those employees are participants in an eligible deferred compensation plan. A Section 457 plan may permit the purchase of Contracts to provide benefits thereunder.

   Although a participant under a Section 457 plan may be permitted to direct or choose methods of investment in the case of a tax-exempt employer sponsor, all amounts deferred under the plan, and any income thereon, remain solely the property of the employer and subject to the claims of its general creditors, until paid to the participant. The assets of a Section 457 plan maintained by a state or local government employer must be held in trust (or custodial account or an annuity contract) for the exclusive benefit of plan participants, who will be responsible for taxes upon distribution. A Section 457 plan must not permit the distribution of a participant's benefits until the participant attains age 70 1/2, terminates employment or incurs an "unforeseeable emergency."

   Section 457 plans are generally subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code. See "Section 401" on page 29. Since under a Section 457 plan, contributions are generally excludable from the taxable income of the employee, the full amount received will usually be taxable as ordinary income when annuity payments commence or other distributions are made. Distributions from a Section 457 plan are not eligible for tax-free rollovers.

   5. Rollovers

   A "rollover" is the tax-free transfer of a distribution from one Qualified Plan to another. Distributions which are rolled over are not included in the employee's gross income until some future time.

   If any portion of the balance to the credit of an employee in a Section 401 plan or Section 403(b) plan is paid to the employee in an "eligible rollover distribution" and the employee transfers any portion of the amount received to an "eligible retirement plan," then the amount so transferred is not includable in income. An "eligible rollover distribution" generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution will not qualify as an eligible rollover distribution. A rollover must be completed within 60 days after receipt of the distribution.

   In the case of a Section 401 plan, an "eligible retirement plan" will be another retirement plan qualified under Code Section 401 or an individual retirement account or annuity under Code Section 408. With respect to a Section 403(b) plan, an "eligible retirement plan" will be another Section 403(b) plan or an individual retirement account or annuity described in Code Section 408.

   A Section 401 plan and a Section 403(b) plan must generally provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.

   The owner of an IRA may make a tax-free rollover of any portion of the IRA. The rollover must be completed within 60 days of the distribution and generally may only be made to another IRA. However, an individual may receive a distribution from his or her IRA and within 60 days roll it over into a retirement plan qualified under Code Section 401(a) if all of the funds in the IRA are attributable to a rollover from a Section 401(a) plan. Similarly, a distribution from an IRA may be rolled over to a Section 403(b) plan only if all of the funds in the IRA are attributable to a rollover from a Section 403(b) annuity.

   Beginning in 1998 the owner of a traditional IRA may convert the traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. If a traditional IRA is converted to a Roth IRA, the taxable amount in the owner's traditional IRA will be considered taxable income for federal income tax purposes for the year of the conversion. Generally, all amounts in a traditional IRA are taxable except for the owner's prior non-deductible contributions to the traditional IRA.

   6. Tax Penalties

   PREMATURE DISTRIBUTION TAX. Distributions from a Qualified Plan before the participant reaches age 59 1/2 are generally subject to an additional tax equal to 10 percent of the taxable portion of the distribution. The 10 percent penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution;
(vii) that are rolled over or transferred in accordance with Code requirements; or (viii) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.

   The exception to the 10 percent penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10 percent penalty tax to pay health insurance premiums in certain cases. In addition, the 10 percent penalty tax is generally not applicable to distributions from a Section 457 plan. Starting January 1, 1998, there are two additional exceptions to the 10 percent penalty tax on withdrawals from IRAs before age 59 1/2: withdrawals made to pay "qualified" higher education expenses and withdrawals made to pay certain "eligible first-time home buyer expenses."

   MINIMUM DISTRIBUTION TAX. If the amount distributed from a Qualified Plan is less than the minimum required distribution for the year, the participant is subject to a 50 percent tax on the amount that was not properly distributed.

   EXCESS DISTRIBUTION/ACCUMULATION TAX. The penalty tax of 15 percent which was imposed (in addition to any ordinary income tax) on large plan distributions and the "excess retirement accumulations" of an individual has been repealed effective January 1, 1997.

   7. Withholding

   Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

   Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than ten years) from a Qualified Plan (other than IRAs and
Section 457 plans) are generally subject to mandatory 20 percent income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible Qualified Plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10 percent rate. The recipient of such a distribution may elect not to have withholding apply.

   The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contractowner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

                          DISTRIBUTOR OF THE CONTRACTS

   Subject to arrangements with SBL, the Contracts will be sold by independent broker/dealers who are members of the National Association of Securities Dealers, Inc. and who become licensed to sell life insurance and variable annuities for SBL, and by national banks. Variflex Contracts may also be sold by individuals who in addition to being licensed as agents for SBL, are associated persons of Security Distributors, Inc., which is registered as a broker/dealer under the Securities Exchange Act of 1934.

PERFORMANCE INFORMATION

   Performance information for the Series of Variflex may appear in advertisements, sales literature or reports to Contractowners or prospective purchasers. All Series except the Money Market Series may advertise "average annual total return" and "total return." The Money Market Series may advertise "yield" and "effective yield." Each of these figures is based upon historical results and is not necessarily representative of the future performance of the Series.

   Average annual total return and total return calculations measure both the net income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the investments underlying the Series for the designated period. Average annual total return will be quoted for periods of 1, 5 and 10 years (up to the life of the Series) ending with a recent calendar quarter. Average annual total return figures are annualized and, therefore, represent the average annual percentage change in the value of an investment in a Series over the designated period. Total return figures are not annualized and represent the actual percentage change over the designated period. Yield is a measure of the net dividend and interest income earned over a specific seven-day period for the Money Market Series expressed as a percentage of the offering price of the Series' units. Yield is an annualized figure, which means that it is assumed that the Series generates the same level of net income over a one year period. The effective yield for the Money Market Series is calculated similarly but includes the effect of assumed compounding calculated under rules prescribed by the Securities and Exchange Commission. The Money Market Series' effective yield will be slightly higher than its yield due to this compounding effect.

   The  Series'  units  are  sold  at  Accumulation   Unit  value.  The  Series'
performance figures and Accumulation Unit values will fluctuate. Units of the Series are redeemable by an investor at Accumulation Unit value, which may be more or less than original cost. The performance figures include the deduction of all expenses and fees, including a prorated portion of the Administrative Fee, except total return figures which do not reflect deduction of the Administrative Fee. Redemptions within the first eight years after purchase may be subject to a contingent deferred sales charge that ranges from 8 percent the first year to 0 percent after eight years. Yield, effective yield and total return figures do not include the effect of any contingent deferred sales charge that may be imposed upon the redemption of units, and thus may be higher than if such charges were deducted. Average annual total return figures include the effect of the applicable sales charge that may be imposed at the end of the designated period.

   Although the Contracts were not available for purchase until June 8, 1984, the underlying investment vehicle of Variflex, the SBL Fund, has been in existence since May 26, 1977. Performance information for Variflex may also include quotations of total return for periods beginning prior to the availability of Variflex contracts that incorporate the performance of the SBL Fund.

   From time to time, performance information for a Series may be compared to the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average or other unmanaged indices; other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Morningstar and the Variable Annuity Research and Data Service ("VARDS(R)"), widely used independent research firms that rank variable annuities and in the case of Lipper and Morningstar, other investment companies by overall performance, and investment objectives, or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria; and the Consumer Price Index (measure for inflation). Additional information concerning the Series' performance appears in the Statement of Additional Information.

                               THE GENERAL ACCOUNT

   In addition to the eleven Series of Variflex, the Contracts provide a General Account option for Qualified and Non-Qualified Contracts during the Accumulation Period and a Guaranteed Annuity Option for Qualified and Non-Qualified Contracts during the Annuity Period. Allocations and transfers to the General Account become part of SBL's General Account, which supports its insurance and annuity obligations.

   Interests in the General Account are not registered under the Securities Act of 1933 ("1933 Act") nor is the General Account registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the General Account nor any interests therein are generally subject to the 1933 and 1940 Acts and SBL has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus which relates to the General Account or Guaranteed Annuity. Disclosures regarding the General Account and Guaranteed Annuities, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   Amounts allocated to the General Account for a Guaranteed Annuity are guaranteed with a fixed rate of interest declared in advance. Excess interest for a period is declared at the discretion of SBL. Pursuant to Qualified and Non-Qualified Contracts, amounts may be allocated to the General Account in addition to, or in lieu of, allocation to Series of Variflex, subject to the same $25 minimum allocation as applicable in the case of Variflex. Amounts allocated to the General Account or for a Guaranteed Annuity are also subject to the annual Administrative Fee. (See "Administrative Fees," page 19).

   Annuity options available for Variable Annuities (see "Optional Annuity Forms," page 25) are also available for Guaranteed Annuities as well as for combined Variable and Guaranteed Annuities. With respect to Option 5 (Fixed Period Option), installment payments under Guaranteed Annuities will be determined by SBL and will reflect an effective yearly interest rate of not less than 2.5 percent. Under Option 6 (Fixed Installment Option), interest on any unpaid balance allocated to a Guaranteed Annuity will be at least 2.5 percent per year and the last installment will be the remaining sum left in the General Account for that Contract or account. The Annuity Unit value under a Guaranteed Annuity otherwise remains constant throughout the payout period.

   Any amounts allocated to the General Account during the Accumulation Period will automatically be allocated to provide a Guaranteed Annuity unless an alternative allocation to one or more Series of Variflex is made at least 30 days prior to the Annuity Commencement Date. The annual conversion right during the Annuity Period (see "Allocation of Benefits," page 24) does not include the right to convert Variable Annuity Units of any Series into Guaranteed Annuity Units, nor Guaranteed Annuity Units into any Variable Annuity Unit.

   During the Accumulation Period, a Contractowner or Participant in a Qualified or Non-Qualified Contract may elect, during any Contract Year, to transfer amounts from the General Account to the various Series of Variflex. The amount which may be transferred during any Contract Year is the greatest of (1) $5,000,
(2) 1/3 of the Contract Value in the General Account at the time of the first transfer in the Contract Year, or (3) 120 percent of the dollar amount transferred from the General Account in the prior Contract Year. SBL reserves the right for a period of time to allow transfers from the General Account in amounts that exceed the limits set forth above ("Waiver Period"). In any Contract Year following such a Waiver Period, the total dollar amount that may be transferred from the General Account is the greatest of: (1) above; (2) above; or (3) 120 percent of the lesser of: (i) the dollar amount transferred from the General Account in the prior Contract Year; or (ii) the maximum dollar amount that would have been allowed in the prior Contract Year under the transfer provisions above absent the Waiver Period.

   The frequency of transfers of units from the General Account is not currently limited; however, SBL reserves the right to limit them to no more frequently than once each 30 days. All of the Contract Value of the General Account may be transferred at the final conversion prior to the Annuity Commencement Date.

                       STATEMENT OF ADDITIONAL INFORMATION

   A Statement of Additional Information is available which contains more details concerning the subjects discussed in this Prospectus. The following is a Table of Contents for that Statement:

                                TABLE OF CONTENTS

                                                                            Page

THE CONTRACT..............................................................    1
  Valuation of Accumulation Units.........................................    1
  Computation of Variable Annuity Payments................................    1
  Illustration............................................................    2
  Variations in Charges...................................................    3
  Termination of Contract.................................................    3
  Group Contracts.........................................................    3
PERFORMANCE INFORMATION...................................................    3
LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX QUALIFIED RETIREMENT PLANS.....    5
  Section 401.............................................................    5
  Section 403(b)..........................................................    6
  Section 408.............................................................    6
  Section 457.............................................................    7
ASSIGNMENT................................................................    7
DISTRIBUTION OF THE CONTRACTS.............................................    7
SAFEKEEPING OF VARIFLEX ACCOUNT ASSETS....................................    7
STATE REGULATION..........................................................    7
RECORDS AND REPORTS.......................................................    7
LEGAL MATTERS.............................................................    8
EXPERTS...................................................................    8
OTHER INFORMATION.........................................................    8
FINANCIAL STATEMENTS......................................................    8

SECURITY BENEFIT LIFE INSURANCE COMPANY
A Member of The Security Benefit Group of Companies
700 SW Harrison, Topeka, Kansas 66636-0001




                                    VARIFLEX
                           VARIABLE ANNUITY CONTRACTS




STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 1998
RELATING TO THE PROSPECTUS DATED MAY 1, 1998,
AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME
(785) 431-3112
(800) 888-2461

SECURITY BENEFIT LIFE INSURANCE COMPANY
A Member of The Security Benefit Group of Companies
700 SW Harrison, Topeka, Kansas 66636-0001


                                    VARIFLEX
                           VARIABLE ANNUITY CONTRACTS
                                  STATEMENT OF
                             ADDITIONAL INFORMATION
                                   May 1, 1998

   This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Variflex Variable Annuity Contracts (the "Contract") offered by Security Benefit Life Insurance Company. You may obtain a copy of the Prospectus dated May 1, 1998, by calling (785) 431-3112, or writing to Security Benefit Life Insurance Company, 700 SW Harrison, Topeka, Kansas 66636-0001. Terms used in the current Prospectus for the Contract are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.

                                TABLE OF CONTENTS

                                                                            Page

The Contract..............................................................    1
  Valuation of Accumulation Units.........................................    1
  Computation of Variable Annuity Payments................................    1
  Illustration............................................................    2
  Variations in Charges...................................................    3
  Termination of Contract.................................................    3
  Group Contracts.........................................................    3
Performance Information...................................................    3
Limits on Purchase Payments Paid Under Tax-Qualified Retirement Plans.....    5
  Section 401.............................................................    5
  Section 403(b)..........................................................    6
  Section 408.............................................................    6
  Section 457.............................................................    7
Assignment................................................................    7
Distribution of the Contracts.............................................    7
Safekeeping of Variflex Account Assets....................................    7
State Regulation..........................................................    7
Records and Reports.......................................................    7
Legal Matters.............................................................    8
Experts...................................................................    8
Other Information.........................................................    8
Financial Statements......................................................    8

THE CONTRACT

   The following provides additional information about the Contracts which supplements the description in the Prospectus and which may be of interest to some Contractowners.

VALUATION OF ACCUMULATION UNITS

   The objective of a Variable Annuity is to provide level payments during periods when the market is relatively stable and to reflect as increased payments only the excess investment results following from inflation or an increase in productivity.

   The Accumulation Unit value for a Series on any day is equal to (a) divided by (b), where (a) is the net asset value of the underlying Fund shares of the Series less the Actuarial Risk Fee and any deduction for provision for federal income taxes and (b) is the number of Accumulation Units of that Series at the beginning of that day.

   The value of a contract on any Valuation Date during the Accumulation Period can be determined by subtracting (b) from (a), where (a) is determined by multiplying the total number of Accumulation Units of each Series within Variflex credited to the Contract by the applicable Accumulation Unit value of each such Series, and (b) is any pro rata Annual Administrative Fee. During the Accumulation Period, all cash dividends and other cash distributions made to each Variflex Series will be reinvested in additional shares of the appropriate Series of SBL Fund.

COMPUTATION OF VARIABLE ANNUITY PAYMENTS

   (a) DETERMINATION OF AMOUNT OF FIRST ANNUITY PAYMENT

   For Annuities under options 1, 2, 3, and 4, the Contracts contain tables indicating the dollar amount of the first monthly payment under each optional form of Annuity for each $1,000 applied. The total first monthly annuity payment is determined by multiplying the value of the Contract or Participant's Individual Account (expressed in thousands of dollars) by the amount of the first monthly payment per $1,000 of value, in accordance with the tables set out in the Contract. The value of the contract or Participant's Individual Account for the purpose of establishing the first periodic payment under options 1, 2, 3, 4 or similar life contingent payment options mutually agreed upon is equal to the number of Accumulation Units applied to the option times the Accumulation Unit value at the end of the second day preceding the date the first annuity payment is made. For Annuities under these options, any pro rata Administrative Fee is assessed prior to the first annuity payment under such option. For Annuities under options 5, 6, 7, 8 or other mutually agreed upon non-life contingent payment option, the value of the Contract or Participant's Individual Account for the purpose of the first and subsequent periodic payments is based on the Accumulation Unit value at the end of the day the annuity payment is made.

   Each deferred annuity Contract contains a provision that the first monthly payment will be not less than the first monthly payment determined on the most favorable mortality risk basis used in determining rates for immediate Variable Annuities then being issued by SBL for the same class of Participants. This provision assures the Annuitants that if, at retirement, the annuity rates then applicable to new immediate annuity contracts are more favorable than those provided in their contracts, they will be given the benefit of the new annuity rates.

   (b) AMOUNT OF THE SECOND AND SUBSEQUENT ANNUITY PAYMENTS

   For Variable Annuities under options 1, 2, 3 and 4, the amount of the first monthly annuity payment determined as described above is divided by the applicable value of an Annuity Unit (see "(c)" below) for the day in which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed during the Annuity period and each subsequent payment period. The dollar amount of the annuity payment is determined by multiplying the fixed number of Annuity Units by the Annuity Unit value for the day the payment is due.

   (c) ANNUITY UNIT

   The value of an Annuity Unit of Growth Series, Growth-Income Series, Money Market Series and Worldwide Equity Series was set at $1.00 on April 1, 1984. The value of an Annuity Unit of High Grade Income Series was set at $1.00 on April 25, 1985. The value of an annuity unit of Social Awareness Series was set at $1.00 on April 23, 1991. The value of an annuity unit of Emerging Growth Series was set at $1.00 on October 1, 1992. The value of an Annuity Unit of Global Aggressive Bond Series, Specialized Asset Allocation Series, Managed Asset Allocation Series and Equity Income Series was set at $1.00 on June 1, 1995. The value of an Annuity Unit for any subsequent day is determined by multiplying the value for the immediately preceding day by the product of (a) the Net Investment Factor for the second day preceding the day for which the value is being calculated and (b) .9999057540, the interest neutralization factor (the factor required to neutralize the assumed investment rate of 3 1/2% built into the annuity rates contained in the Contract). The Net Investment Factor of any Series is determined by subtracting 0.00003307502, the Actuarial Risk Fee, from the ratio of (a) to (b) where (a) is the value of a share of the underlying Series of SBL Fund at the end of the day plus the value of any dividends or other distributions attributable to such share during a day and minus any applicable income tax liabilities as determined by SBL, and (b) is the value of a share of the underlying Series of SBL Fund at the end of the previous day.

   The formula for daily valuation of annuity units is set forth below:


  Number of                  Dollar Amount of First Monthly Payment
Annuity Units = ----------------------------------------------------------------
                    Annuity Unit Value for Day on Which First Payment is Due


                           Value of           Net Investment
                          Annuity Unit          Factor for
Annuity Unit Value   =   for Preceding   x   Second Preceding   x   0.9999057540
                              Day                  Day


                         Value of a        Dividends or Other
                        Series Share*        Distributions
                        at End of Day  +  During Day Per Share
Net Investment Factor = --------------------------------------  -  0.00003307502
                             Value of a Series Share* at
                               End of the Previous Day


Dollar Amount of Second and         Number of         Annuity Unit Value for Day
Subsequent Annuity Payments   =   Annuity Units   x    on Which Payment is Due


*A share of the underlying Series of SBL Fund.

ILLUSTRATION

   The Annuity Unit and the Annuity payment may be illustrated by the following hypothetical example: Assume an annuitant at the annuity commencement date has credited to his or her Contract 4,000 Accumulation Units and that the value of an Accumulation Unit at the end of the second day preceding the day on which retirement occurs was $5.13, producing a total value for the contract of $20,520. Any premium taxes due would reduce the total value of the Contract that could be applied towards the Annuity; however, in this illustration it is assumed no premium taxes are applicable. Assume also the Annuitant elects an option for which the annuity table in the Contract indicates the first monthly payment is $6.40 per $1,000 of value applied; the resulting first monthly payment would be 20.520 multiplied by $6.40 or $131.33.

   Assume the Annuity Unit value for the day on which the first payment was due was $1.0589108749. When this is divided into the first monthly payment the number of Annuity Units represented by that payment is 124.0236578101. The value of the same number of Annuity Units will be paid in each subsequent month

   Assume further the value of a Series share was $5.15 at the end of the third day preceding the date of the second annuity payment, that it was $5.17 at the end of the second day preceding the due date of the second Annuity payment and that there was no cash income during such second day. The Net Investment Factor
for  that   second  day  was   1.0038504201   ($5.17   divided  by  $5.15  minus
 .00003307502). Multiplying this factor by 0.9999057540 to neutralize the assumed investment rate (the 3 1/2% per annum built into the number of Annuity Units as determined above) produces a result of 1.0037558112. The Annuity Unit value for
the  valuation  period  is  therefore   1.0639727137  which  is  1.0037558112  x
$1.0599915854 (the value at the beginning of the day).

   The current monthly payment is then determined by multiplying the number of Annuity Units by the current Annuity Unit value or 124.0236578101 times $1.0639727137 which produces a current monthly payment of $131.96.

VARIATIONS IN CHARGES

   The contingent deferred sales charges or other charges or deductions may be reduced or waived for sales of Variflex Contracts where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment, the amounts of projected Purchase Payments, or that the Contract is sold in connection with a group or sponsored arrangement. SBL will only reduce or waive such charges where expenses associated with the sale of the Contract or the costs associated with administering and maintaining the Contract are reduced.

   Directors, officers and bona fide full-time employees of Security Management Company, LLC, SBL, Security Benefit Group, Inc., SBL Fund, or Security Distributors, Inc.; the spouses, grandparents, parents, children, grandchildren and siblings of such directors, officers and employees and their spouses; any trust, pension, profit-sharing or other benefit plan established by any of the foregoing corporations for persons described above; and salespersons (and their spouses and minor children) who are licensed with SBL to sell variable annuities are permitted to purchase contracts with substantial reduction of the contingent deferred sales charges or other administrative charges or deductions. Contracts so purchased are for investment purposes only and may not be resold except to SBL. No sales commission will be paid on such contracts.

TERMINATION OF CONTRACT

   SBL reserves the right to terminate any Group Unallocated Contract under the following circumstances: (1) the contract value is less than $10,000 after the end of the first contract year, or $20,000 after the end of the third contract year; (2) the Plan pursuant to which the contract is issued is terminated for any reason or becomes disqualified under Section 401 or 403 of the Internal Revenue Code; or (3) for any reason after the eighth policy year. SBL may also terminate individual and Group Allocated contracts during the accumulation period if certain conditions exist. These conditions are that (1) no purchase payments have been received by SBL for the contract or account for two full years; (2) the combined value of the contract or account in the Separate and General Accounts is less than $2,000; and (3) the value of the contract or account which is allocated to the General Account, projected to the maturity date, would produce installments of less than $20 per month using contractual guarantees. Termination of a Variflex Contract may have adverse tax consequences. (See the Prospectus at "Full and Partial Withdrawals," page 19, "Constraints on Distributions from Certain Section 403(b) Annuity Contracts," page 23, and "Federal Tax Matters," page 26.)

GROUP CONTRACTS

   In the case of Group Allocated Variflex Contracts, a master group contract is issued to the employer or other organization, or to the trustee, who is the Contractowner. The master group contract covers all Participants. Where funds are allocated to a participant's individual contract, each participant receives a certificate which summarizes the provisions of the master group contract and evidences participation in the Plan established by the organization. A Group Unallocated Contract is a contract between the Contractowner and the insurance company and individual accounts are not established for Participants.

PERFORMANCE INFORMATION

   Performance information for the Series of the Variflex Separate Account may appear in advertisements, sales literature or reports to Contractowners or prospective purchasers. Performance information in advertisements or sales literature may be expressed as yield and effective yield of the Money Market Series, and yield, average annual total return and total return of all Series except the Money Market Series. Current yield for the Money Market Series will be based on the change in the value of a hypothetical investment (exclusive of capital changes and income other than investment income) over a particular seven-day period, less a hypothetical charge reflecting deductions from Contractowner accounts during the period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of 1%. "Effective yield" for the Money Market Series assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

              Effective Yield = ((Base Period Return + 1)^365/7) - 1

   For the seven-day period ended December 31, 1997, the yield of the Money Market Series was 3.00% and the effective yield of the Series was 3.04%.

   Quotations of yield for the Series, other than the Money Market Series, will be based on all investment income per Accumulation Unit earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of the Accumulation Unit on the last day of the period, according to the following formula:

                            YIELD = 2[(a-b + 1)^6 - 1]
                                       ---
                                       cd

   where a = net investment income earned during the period by the Series of the Fund attributable to shares owned by the Series,

         b = expenses accrued for the period (net of any reimbursements),

         c = the average daily number of Accumulation Units outstanding during the period that were entitled to receive dividends, and

         d = the maximum offering price per Accumulation Unit on the last day of the period.

   For the 30-day period ended December 31, 1997, the yield for the High Grade Series was 6.19%.

   Quotations of average annual total return for any Series of the Separate Account will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Series over certain periods that will include periods of 1, 5 and 10 years (up to the life of the Series), calculated pursuant to the following formula:

                                 P(1 + T)^n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Such total return figures reflect the deduction of the applicable contingent deferred sales charge and other recurring Variflex fees and charges on an annual basis, including charges for Actuarial Risk Fee of the account and the annual administrative fee, although other quotations may be simultaneously given that do not assume a surrender and do not take into account deduction of a contingent deferred sales charge or the annual administrative fee.

   For the 1-, 5- and 10-year periods ended December 31, 1997, respectively, the average annual total return was 16.16%, 14.83% and 13.82% for the Growth Series; 13.99%, 11.00% and 12.77% for the Growth-Income Series (formerly the "Income-Growth Series"); -5.83%, 9.09% and -0.78% for the Worldwide Equity Series (formerly the High Yield Series); and -2.29%, 1.40% and 4.40% for the High Grade Income Series. For the 1- and 5-year periods ended December 31, 1997 and the period between May 1, 1991 (date of inception) and December 31, 1997, respectively, the average annual total return was 10.17%, 10.51% and 10.79% for the Social Awareness Series. For the 1- and 5-year periods ended December 31, 1997 and the period between October 1, 1992 (date of inception) and December 31, 1997, respectively, the average annual total return was 7.52%, 13.52% and 12.81% for the Emerging Growth Series. For the 1-year period ended December 31, 1997 and the period between June 1, 1995 (date of inception) and December 31, 1997, the average annual total return was -6.12% and 3.67% for Global Aggressive Bond Series; -5.50% and 4.76% for Specialized Asset Allocation Series; 6.02% and 8.36% for Managed Asset Allocation Series; and 15.92% and 19.48% for Equity-Income Series.

   Absent deduction of the contingent deferred sales charge and the annual administrative fee, the average annual total return for the stated periods above would be 27.16%, 17.86% and 15.81% for the Growth Series; 24.99%, 14.26% and
14.67% for the Growth-Income Series; 5.17%, 12.02% and 8.75% for the Worldwide Equity Series; 8.71%, 5.04% and 6.83% for the High Grade Income Series. For the 1- and 5-year periods ended December 31, 1997 and the period between May 1, 1991 (date of inception), and December 31, 1997, respectively, the average annual total return would be 21.17%, 13.54% and 13.09% for the Social Awareness Series. For the 1- and 5-year periods ended December 31, 1997 and the period between October 1, 1992 (date of inception), and December 31, 1997, respectively, the average annual total return would be 18.52%, 11.43% and 15.56% for the Emerging Growth Series. For the 1-year period ended December 31, 1997, and the period between June 1, 1995 (date of inception), and December 31, 1997, the average annual total return would be 4.17% and 9.02% for the Global Aggressive Bond Series; 4.83% and 9.32% for the Specialized Asset Allocation Series; 17.02% and 13.56% for the Managed Asset Allocation Series; and 26.92% and 24.16% for Equity-Income Series.

   Quotations of total return for any Series of the Separate Account will be based on a hypothetical investment in an Account over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the contract and the separate account (on an annual basis) except the Annual Administrative fee and the applicable contingent deferred sales charge.

   For the fiscal years ended 1997 through 1987, the total return for each Series was the following:

------------------------------------------------------------------------------------------------------------------------------------
                                   1997    1996     1995       1994     1993    1992       1991        1990     1989    1988   1987
------------------------------------------------------------------------------------------------------------------------------------
Growth Series...................  27.16%  21.22%   35.11%     (2.82)%  12.35%   9.83%     34.45%     (10.90)%  33.31%   8.80%  5.01%
Growth-Income Series............  24.99%  16.80%   28.52%     (4.14)%   8.30%   4.99%     36.16%      (5.60)%  26.86%  17.89%  2.42%
Money Market Series.............   3.89%   3.81%    4.14%      2.49%    1.35%   2.01%      4.39%       6.56%    7.74%   5.89%  5.19%
Worldwide Equity Series.........   5.17%  15.99%    9.55%      1.51%   30.06%  (3.78)%     3.01%(1)    ---      ---     ---    ---
High Grade Income Series........   8.71%  (1.90)%  17.17%     (8.04)%  11.28%   6.16%     15.57%       5.40%   10.54%   5.91%  1.16%
Social Awareness Series.........  21.17%  17.41%   26.25%     (4.96)%  10.55%  15.00%      4.70%(1)    ---      ---     ---    ---
Emerging Growth Series..........  18.52%  16.62%   18.02%     (6.23)%  12.30%  24.40%(2)   ---         ---      ---     ---    ---
Global Aggressive Bond Series...   4.17%  12.25%    6.90%(3)    ---     ---     ---        ---         ---      ---     ---    ---
Specialized Asset
  Allocation Series.............   4.83%  12.88%    6.40%(3)    ---     ---     ---        ---         ---      ---     ---    ---
Managed Asset Allocation Series.  17.02%  11.35%    6.60%(3)    ---     ---     ---        ---         ---      ---     ---    ---
Equity Income Series............  26.92%  18.59%   16.20%(3)    ---     ---     ---        ---         ---      ---     ---    ---
------------------------------------------------------------------------------------------------------------------------------------
1.  From May 1, 1991 to December 31, 1991.
2.  From October 1, 1992 to December 31, 1992.
3.  From June 1, 1995 to December 31, 1995.
------------------------------------------------------------------------------------------------------------------------------------

   Although Variflex Contracts were not available for purchase until June 8, 1984, the underlying investment vehicle of Variflex, the SBL Fund, has been in existence since May 26, 1977. Performance information for Variflex may also include quotations of average annual total return and total return for periods, beginning prior to the availability of Variflex contracts, that incorporate the performance of the SBL Fund.

   Performance information for a Series may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare a Series' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by The Variable Annuity Research and Data Service ("VARDS"), an independent service which monitors and ranks the performance of variable annuity issuers by investment objectives on an industry-wide basis or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Variable Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. Such investment company rating services include the following:
Lipper Analytical Services; VARDS; Morningstar, Inc.; Investment Company Data; Schabacker Investment Management; Wiesenberger Investment Companies Service; Computer Directions Advisory (CDA); and Johnson's Charts.

   Performance information for any Series reflects only the performance of a hypothetical investment in the Series during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio of the Series of the Fund in which the Series of the Separate Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS

SECTION 401

   The applicable annual limits on purchase payments for a Contract used in connection with a retirement plan that is qualified under Section 401 of the Internal Revenue Code depend upon the type of plan. Total purchase payments on behalf of a participant to all defined contribution plans maintained by an employer are limited under Section 415(c) of the Internal Revenue Code to the lesser of (a) $30,000, or (b) 25% of the participant's annual compensation. Salary reduction contributions to a cash-or-deferred arrangement under a profit sharing plan are subject to additional annual limits. Contributions to a defined benefit pension plan are actuarially determined based upon the amount of benefits the participants will receive under the plan formula. The maximum annual benefit any individual may receive under an employer's defined benefit plan is limited under Section 415(b) of the Internal Revenue Code. The limits determined under Section 415(b) and (c) of the Internal Revenue Code are further reduced for an individual who participates in a defined contribution plan and a defined benefit plan maintained by the same employer. Rollover contributions are not subject to the annual limitations described above.

SECTION 403(B)

   Contributions to 403(b) annuities are excludable from an employee's gross income if they do not exceed the smallest of the limits calculated under Sections 402(g), 403(b)(2), and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.

   Section 402(g) generally limits an employee's salary reduction contributions to a 403(b) annuity to $10,000 a year. The $10,000 limit will be reduced by salary reduction contributions to other types of retirement plans. An employee with at least 15 years of service for a "qualified employer" (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the $10,000 limit by $3,000 per year, subject to an aggregate limit of $15,000 for all years.

   Section 403(b)(2) provides an overall limit on employer and employee salary reduction contributions that may be made to a 403(b) annuity. Section 403(b)(2) generally provides that the maximum amount of contributions an employee may exclude from his or her gross income in any taxable year is equal to the excess, if any, of:

    (i) the amount determined by multiplying 20% of the employee's includable compensation by the number of his or her years of service with the employer, over

   (ii) the total amount contributed to retirement plans sponsored by the employer, that were excludable from his gross income in prior years.

   Section 415(c) also provides an overall limit on the amount of employer and employee salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee's gross income in a given year. The Section 415(c) limit is the lesser of (i) $30,000, or (ii) 25% of the employee's annual compensation.

SECTION 408

   Premiums (other than rollover contributions) paid under a Contract used in connection with an individual retirement annuity (IRA) that is described in
Section 408 of the Internal Revenue Code are subject to the limits on contributions to IRA's under Section 219(b) of the Internal Revenue Code. Under
Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of $2,000 per year or the Owner's annual compensation. Spousal IRAs allow an Owner and his or her spouse to contribute up to $2,000 to their respective IRAs so long as a joint tax return is filed and joint income is $4,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of $2,000 or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $2,000 or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to an IRA depends on the gross income of the Owner and his or her spouse for the year and whether either participate in an employer-sponsored retirement plan.

   Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 15% of the compensation of the participant in the Plan, or (b) $30,000. Salary reduction contributions, if any, are subject to additional annual limits.

SECTION 457

   Contributions on behalf of an employee to a Section 457 plan generally are limited to the lesser of (i) $8,000 or (ii) 33 1/3% of the employee's includable compensation. The $8,000 limit is indexed for inflation (in $500 increments) for tax years beginning after December 31, 1996; thus the dollar limit is adjusted only when the sum of the inflation adjustments equals or exceeds $500. If the employee participates in more than one Section 457 plan, the $8,000 limit applies to contributions to all such programs. The $8,000 limit is reduced by the amount of any salary reduction contribution the employee makes to a 403(b) annuity, an IRA or a retirement plan qualified under Section 401. The Section 457 limit may be increased during the last three years ending before the employee reaches his or her normal retirement age. In each of these last three years, the plan may permit a "catch-up" amount in addition to the regular amount to be deferred. The maximum combined amount which may be deferred in each of these three years is $15,000 reduced by any amount excluded from the employee's income for the taxable year as a contribution to another plan.

ASSIGNMENT

   Variflex Contracts may be assigned by the Contractowner except when issued to plans or trusts qualified under Section 403(b) or 408 of the Internal Revenue Code or the plans of self-employed individuals (either under the HR-10 Act or later acts).

DISTRIBUTION OF THE CONTRACTS

   Subject to arrangements with SBL, Variflex contracts are sold by independent broker-dealers who are members of the National Association of Security Dealers, Inc., and who become licensed to sell variable annuities for SBL and by national banks. Security Distributors, Inc., acts as the principal underwriter on behalf of SBL for the distribution of the Variflex contracts.

   The Variflex offering is continuous. During the years ended December 31, 1997, 1996 and 1995, SBL received contingent deferred sales charges from Variflex as follows: $1,653,942, $1,285,380 and $1,182,820, respectively.

SAFEKEEPING OF VARIFLEX ACCOUNT ASSETS

   All assets of Variflex are held in the custody and safekeeping of SBL. Additional protection for such assets is offered by SBL's blanket fidelity bond presently covering all officers and employees for a total of $5,000,000 per loss.

STATE REGULATION

   As a mutual insurance company organized under the laws of Kansas, SBL (including Variflex) is subject to regulation by the Commissioner of Insurance of the State of Kansas. An annual statement is filed with the Kansas Commissioner of Insurance on or before March 1 each year covering the operations of SBL for the prior year and its financial condition on December 31 of that year. SBL is subject to a complete examination of its operations, including an examination of the liabilities and reserves of SBL and Variflex, by the Kansas Commissioner of Insurance whenever such examination is deemed necessary by the Commissioner. Such regulation and examination does not, however, involve any supervision of the investment policies applicable to Variflex.

   In addition, SBL is subject to insurance laws and regulations of the other jurisdictions in which it is or may become licensed to operate. Generally, the insurance department of any such other jurisdiction applies the laws of the state of domicile in determining permissible investments.

RECORDS AND REPORTS

   Reports concerning each Contract will be sent annually to each Contractowner. Contractowners will additionally receive annual and semiannual reports concerning SBL Fund and annual reports concerning Variflex. Contractowners will also receive confirmations of receipt of payments, changes in allocation of payments and conversion of variable Accumulation Units and variable Annuity Units.

LEGAL MATTERS

   Matters of Kansas law pertaining to the validity of the Contracts, including SBL's right to issue the Contracts under Kansas insurance law and its qualification to do so under applicable regulations issued thereunder, have been passed upon by Amy J. Lee, Associate General Counsel of SBL.

EXPERTS

   The consolidated financial statements of Security Benefit Life Insurance Company at December 31, 1997 and 1996, and for each of the three years ended December 31, 1997 and the financial statements of Variflex at December 31, 1997, and for each of the two years in the period ended December 31, 1997, included in this Statement have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

   There has been filed with the Securities and Exchange Commission ("SEC"), Washington, DC, a Registration Statement under the Securities Act of 1933, as amended, with respect to the Variflex Contracts and under the Investment Company Act of 1940, with respect to Variflex. Statements in the Prospectus and this Statement of Additional Information relating to Variflex and the Variflex Contracts are summaries only. For further information, reference is made to the Registration Statement and the exhibits filed as part thereof. Copies of the Variflex Contracts also will be on file with the Insurance Commissioner of each state in which SBL is authorized to issue such Contracts.

FINANCIAL STATEMENTS

   The consolidated financial statements of SBL at December 31, 1997 and 1996, and for each of the three years ended December 31, 1997, and the financial statements of the Separate Account at December 31, 1997, and for each of the two years in the period ended December 31, 1997, are set forth herein, starting on page 9.

   The consolidated financial statements of SBL, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.